UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02864

Pioneer Bond Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  June 30, 2021

Date of reporting period: July 1, 2020 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Bond Fund
Annual Report | June 30, 2021
A: PIOBX	C: PCYBX	K: PBFKX	R: PBFRX	Y: PICYX

Paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Bond Fund | Annual Report | 6/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 now behind us, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in more severe virus cases and related hospitalizations, have had a positive effect on overall market sentiment, even as the emergence of highly infectious variants of the virus in certain areas has led to increased volatility.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income and capital gains tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.

2 Pioneer Bond Fund | Annual Report | 6/30/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering potential risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
August 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Bond Fund | Annual Report | 6/30/21 3

Portfolio Management Discussion | 6/30/21
In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the 12-month period ended June 30, 2021. Mr. Komenda, Senior Vice President, Deputy Director of Investment Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Fund, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi US.
Q How did the Fund perform during the 12-month period ended June 30, 2021?
A Pioneer Bond Fund’s Class A shares returned 6.26% at net asset value during the 12-month period ended June 30, 2021, while the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned -0.33%. During the same 12-month period, the average return of the 587 mutual funds in Morningstar’s Intermediate Core-Plus Bond Funds Category was 3.06%.
Q How would you describe the investment environment in the fixed-income markets during the 12-month period?
A After simmering throughout the summer of 2020, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of so-called “riskier” assets. During that time, the markets had focused on heightened risks revolving around three key areas: the continuing COVID-19 pandemic, the need for additional fiscal stimulus, and political risks, particularly the US elections. After enacting two stimulus packages earlier in the year, another US government COVID-19 relief bill that had passed in the House of Representatives failed to gain ground towards passage in the US Senate. A partisan dispute over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions and lowered the odds of broad fiscal support prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a “second wave” of cases and a new round of potentially harmful economic lockdowns. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results.

4 Pioneer Bond Fund | Annual Report | 6/30/21

In December, the confirmation of November’s US election results helped reduce uncertainty and boosted market sentiment. That same month, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines received emergency-use authorization, and Congress finally reached agreement on a $900 billion COVID-19 relief package. Investors elected to focus attention on those positive developments and looked beyond a surge in COVID-19 cases and data suggesting a slowing in the rate of economic recovery. In response, riskier assets rallied and Treasury yields drifted higher into the end of the 2020 calendar year.
The first quarter of 2021 saw strong equity-market returns, notably higher US Treasury yields, and increased inflation expectations, driven by investors’ optimism for an improving global economic growth outlook. Contributing to the optimistic view was the Democratic Party’s gaining control of both houses of Congress in early January, which gave rise to a new $1.9 trillion US fiscal stimulus package and, later, a proposed $3 billion-plus infrastructure bill. In addition, the continued distribution of COVID-19 vaccines in the US as well as a general decline in severe virus cases, coupled with the ongoing reopening of the economy, helped boost market sentiment over the first three months of the calendar year.
As the period progressed, the continued highly dovish posture on monetary policy from the US Federal Reserve (Fed) lent further support to the markets, as the US central bank expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023. The Fed based its projection on the view that near-term increases in inflation above the usual 2% target could be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than focusing on isolated upticks in prices and thus feeling compelled to raise rates in response.
However, the “reflation trade” wobbled during June as market participants navigated growing apprehension over COVID-19 variants and a somewhat “hawkish” Fed Open Market Committee (FOMC) meeting. Investors in the Treasury market reacted to the updated Fed “dot plot” displaying FOMC member forecasts for the federal funds rate, which pointed to a median year-end 2023 target of 0.625%, or 50 basis points (bps) higher than March’s forecast. The Treasury yield curve twisted around the intermediate portion, with short-end yields rising and long-end yields falling, while longer-term inflation expectations moved lower. The movement suggested investors’ doubts regarding the Fed’s long-term commitment to its current average inflation-targeting framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members. A basis point is equal to 1/100th of a percentage point.)

Pioneer Bond Fund | Annual Report | 6/30/21 5

For the 12-month period ended June 30, 2021, the investment-grade corporate bond market posted a positive return of 3.30%, while high-yield corporate bonds (below investment grade) returned 15.37% (as measured by the Bloomberg Barclays US Corporate Bond Index and Bloomberg Barclays US Corporate High Yield Index, respectively). Returns for securitized assets were essentially flat for the 12-month period, while returns for longer-term Treasuries finished well into negative territory.
Q What factors had the largest effects on the Fund’s performance relative to the Bloomberg Barclays US Aggregate Bond Index during the 12-month period?
A Asset allocations were the primary drivers of the Fund’s outperformance relative to its benchmark for the 12-month period, while security selection results also contributed meaningfully to positive relative returns. In addition, the portfolio’s yield-curve positioning was a modest contributor to positive benchmark-relative performance over the period.
Among the leading positive contributors to the Fund’s relative performance during the period was off-benchmark positioning within high-yield corporate bonds. Entering the 12-month period, we had viewed the high-yield market in general as having avoided some of the excesses witnessed during past cycles. As investors’ sentiment towards riskier assets continued to improve with the help of strong policy support from the Fed and the US government, we took advantage of what we believed were still-attractive relative valuations, and increased the Fund’s exposure to the high-yield sector in a meaningful way. The stance benefited the Fund’s relative performance for the 12-month period as high-yield corporates notably outpaced the returns of their investment-grade counterparts.
Another off-benchmark allocation, to non-agency mortgage-backed securities (MBS), proved beneficial to the Fund’s benchmark-relative returns for the period. Within the Fund’s non-agency MBS allocation, exposure to credit-risk-transfer securities (CRTs) led positive contributions to relative performance for the 12-month period, as CRTs benefited from very strong home-price appreciation. (CRTs are investments that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities, or GSEs, Fannie Mae and Freddie Mac, to the private sector.)
The Fund’s positioning with respect to investment-grade corporate bonds also contributed notably to positive benchmark-relative performance, highlighted by an overweight to, and security selection within the

6 Pioneer Bond Fund | Annual Report | 6/30/21

industrials sector. In the aftermath of the market’s liquidity crisis driven by the onset of the pandemic during the first quarter of 2020, we took the opportunity to add portfolio exposure to what we believed were high-quality industrial names with longer maturities, at discounted prices. The Fund’s relative returns benefited from the positioning as credit-market sentiment continued to firm over the course of the period. In addition, an overweight to and selection results within financials aided relative performance, most notably the Fund’s exposures to subordinated bank debt.
We have preferred to maintain the portfolio’s allocation to securitized asset classes in lieu of credit exposures within its non-benchmark positioning, and we have preferred agency pass-through MBS over Treasuries, given historically low interest rates. Those decisions worked out well and contributed positively to the Fund’s relative returns over the past fiscal year, as Treasury yields drifted higher in the fourth quarter of 2020 and in the first quarter of 2021. Within securitized assets, allocations to commercial MBS (CMBS) and asset-backed securities (ABS) boosted the Fund’s performance for the full 12-month period as market participants eventually sought out investments in sectors that had lagged the initial recovery of riskier assets. Positioning with respect to agency MBS was another positive contributor to the Fund’s benchmark-relative performance, as we were able to identify opportunities created by the Fed’s broad-based purchases within the asset class, which were part of its efforts to bolster the markets in response to the pandemic-related crisis in the spring of 2020.
Finally, the portfolio’s positioning with respect to interest rates contributed positively to the Fund’s relative returns over the period. Most notably, the Fund had a short-duration stance compared with the Bloomberg Barclays US Aggregate Bond Index entering 2021, given very low Treasury yields at the time. The positioning proved beneficial as yields moved higher for securities with longer maturities over the first quarter of 2021. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
During a 12-month period that saw the Fund outperform its benchmark by a wide margin, there were no material detractors from relative returns within the portfolio.

Pioneer Bond Fund | Annual Report | 6/30/21 7

Q Did the Fund have any investments in derivative securities during the 12-month period ended June 30, 2021? If so, did the derivatives have any material impact on performance?
A Yes, we invested the Fund in Treasury futures and credit-default swaps. We have typically invested in Treasury futures as part of our duration-management strategy for the portfolio. We believe the use of Treasury futures has allowed us to express our views on duration and yield-curve positioning in the most efficient manner. We typically have invested in credit-default swaps to either gain or reduce the Fund’s exposure to corporate bonds very quickly, as cash-bond transactions take a little more time to settle and have a higher liquidity cost.
The use of derivatives has allowed the Fund to benefit from the performance of the targeted asset classes, while retaining a better liquidity profile, which in turn may help to reduce risk. Treasury futures generally have not had an impact on the Fund’s performance, as we have used them primarily for hedging purposes. The use of credit-default swaps had no material impact on the Fund’s performance over the 12-month period.
Q What factors affected the Fund’s yield, or distributions* to shareholders, during the 12-month period?
A Overall, the Fund’s monthly distribution rate decreased for the full 12-month period. While the general rise in Treasury yields helped support the yield, tightening credit spreads had a negative effect as the period progressed, as the market began looking beyond COVID-19 and spread levels became more reflective of investors’ expectations of future economic stability. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The tightening of spreads, while reducing the Fund’s yield, had a positive effect on overall performance, due to capital appreciation.
Q What is your investment outlook heading into the Fund’s new fiscal year, and how is the portfolio positioned?
A The COVID-19 situation has remained a key driver of global economic activity, both positive and negative, and, in turn, the performance of financial markets. Though the spread of the highly contagious “Delta” variant of the virus has been driving an increase in COVID-19 infections (particularly in those regions with lower vaccination rates), in our view, the spread of the variant may not derail the economic recovery already

* Distributions are not guaranteed.

8 Pioneer Bond Fund | Annual Report | 6/30/21

underway in major developed economies where vaccination rates have been relatively high. While the vaccines apparently have not provided 100 percent protection against infection, “breakthrough” infections in vaccinated individuals have so far been less severe and resulted in fewer hospitalizations and deaths. It is important to keep this point in mind as the world transitions from fighting COVID-19 to living with COVID-19.
In his June post-FOMC meeting press conference, Fed Chair Powell reported that the committee has begun to talk about tapering its monthly purchases of Treasuries and agency MBS. Logically, some market participants have become worried about a repeat of the 2013 “taper tantrum,” if an official taper plan becomes reality (possibly late this year). However, Fed officials, having learned from 2013, have been offering investors plenty of guidance and a good sense of their eventual policy game plan. While we still think it likely that the ultimate announcement of tapering could precipitate some financial market volatility (as did the June FOMC meeting), unlike eight years ago, we believe any such episode could be relatively short lived.
The portfolio’s current positioning has continued to balance a positive outlook for economic growth and accommodative financial conditions against credit spreads that, in our view, have been offering much-lower-than-average compensation for the risk assumed in most sectors. One exception is agency MBS, where recent spread-widening has resulted in relatively attractive spread levels compared to Treasuries and credit-sensitive spread sectors, in our opinion.
We have continued to take steps aimed at reducing the Fund’s overall risk exposures, and have become increasingly selective with regard to sub-sector and issuer exposures.
Please refer to the Schedule of Investments on pages 20–85 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Pioneer Bond Fund | Annual Report | 6/30/21 9

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Bond Fund | Annual Report | 6/30/21

Portfolio Summary | 6/30/21
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings
(As a percentage of total investments)*

1.	U.S. Treasury Bills, 8/5/21	2.96%
2.	U.S. Treasury Bills, 7/1/21	2.88
3.	Fannie Mae, 2.5%, 7/1/51 (TBA)	2.80
4.	Fannie Mae, 4.5%, 7/1/51 (TBA)	2.68
5.	U.S. Treasury Bills, 7/27/21	2.16
6.	U.S. Treasury Bills, 8/12/21	2.16
7.	U.S. Treasury Bills, 8/26/21	2.16
8.	U.S. Treasury Bills, 7/15/21	2.02
9.	U.S. Treasury Bills, 8/3/21	1.94
10.	U.S. Treasury Bills, 8/17/21	1.36

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Bond Fund | Annual Report | 6/30/21 11

Prices and Distributions | 6/30/21
Net Asset Value per Share

Class	6/30/21	6/30/20
A	$10.14	$9.98
C	$10.03	$9.87
K	$10.13	$9.98
R	$10.23	$10.07
Y	$10.04	$9.89

Distributions per Share: 7/1/20–6/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2736	$0.0663	$0.1164
C	$0.2072	$0.0663	$0.1164
K	$0.3222	$0.0663	$0.1164
R	$0.2509	$0.0663	$0.1164
Y	$0.3081	$0.0663	$0.1164

Index Definition
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the US bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.
12	Pioneer Bond Fund | Annual Report | 6/30/21

Performance Update | 6/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.
Average Annual Total Returns
(As of June 30, 2021)

			Bloomberg
	Net	Public	Barclays U.S.
	Asset	Offering	Aggregate
	Value	Price	Bond
Period	(NAV)	(POP)	Index
10 years	4.11%	3.64%	3.39%
5 years	4.13	3.18	3.03
1 year	6.26	1.48	-0.33

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Bond Fund | Annual Report | 6/30/21 13

Performance Update | 6/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.
Average Annual Total Returns
(As of June 30, 2021)

			Bloomberg
			Barclays U.S.
			Aggregate
	If	If	Bond
Period	Held	Redeemed Index
10 years	3.34%	3.34%	3.39%
5 years	3.41	3.41	3.03
1 year	5.63	5.63	-0.33

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
1.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Annual Report | 6/30/21

Performance Update | 6/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.
Average Annual Total Returns
(As of June 30, 2021)

		Bloomberg
	Net	Barclays U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.46%	3.39%
5 years	4.57	3.03
1 year	6.66	-0.33

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
0.34%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Bond Fund | Annual Report | 6/30/21 15

Performance Update | 6/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2021)

		Bloomberg
	Net	Barclays U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	3.81%	3.39%
5 years	3.87	3.03
1 year	5.97	-0.33

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
1.08%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Annual Report | 6/30/21

Performance Update | 6/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2021)

		Bloomberg
	Net	Barclays U.S.
	Asset	Aggregate
	Value	Bond
Period	(NAV)	Index
10 years	4.41%	3.39%
5 years	4.47	3.03
1 year	6.58	-0.33

Expense Ratio
(Per prospectus dated November 1, 2020)
Gross
0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

Pioneer Bond Fund | Annual Report | 6/30/21 17

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
    Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your  account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund
Based on actual returns from January 1, 2021 through June 30, 2021.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Account Value
on 1/1/21
Ending Account	$1,062.60	$1,056.30	$1,066.60	$1,059.70	$1,065.80
Value (after
expenses)
on 6/30/21
Expenses Paid	$4.07	$7.09	$1.69	$5.36	$2.24
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.43%, 0.34%, 1.08%, and 0.45%
for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Bond Fund | Annual Report | 6/30/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Bond Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2021 through June 30, 2021.

Share Class	A	C	K	R	Y
Beginning	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Account Value
on 1/1/21
Ending Account	$1,020.73	$1,017.70	$1,023.11	$1,019.44	$1,022.56
Value (after
expenses)
on 6/30/21
Expenses Paid	$4.11	$7.15	$1.71	$5.41	$2.26
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.82%, 1.43%, 0.34%, 1.08%, and 0.45% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond Fund | Annual Report | 6/30/21 19

 Schedule of Investments | 6/30/21

Shares		Value
	UNAFFILIATED ISSUERS — 118.9%
	COMMON STOCK — 0.0%† of Net Assets
	Auto Components — 0.0%†
593	Lear Corp.	$ 103,941
	Total Auto Components	$ 103,941
	TOTAL COMMON STOCK
	(Cost $69,268)	$ 103,941
	CONVERTIBLE PREFERRED STOCK — 1.4% of
	Net Assets
	Banks — 1.4%
52,347(a)	Wells Fargo & Co., 7.5%	$ 79,892,515
	Total Banks	$ 79,892,515
	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $73,444,276)	$ 79,892,515
Principal
Amount
USD ($)
	ASSET BACKED SECURITIES — 11.7% of Net Assets
462,119(b)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.331% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	$ 455,397
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class B, 8.37%, 1/15/46 (144A)	601,192
8,857,809	A10 Bridge Asset Financing LLC, Series 2019-B, Class A1,
	3.085%, 8/15/40 (144A)	8,922,272
2,000,000(b)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class A1A, 2.138% (3 Month USD LIBOR +
	195 bps), 1/20/32 (144A)	2,004,410
4,000,000	American Credit Acceptance Receivables Trust, Series
	2019-2, Class E, 4.29%, 6/12/25 (144A)	4,195,184
800,000	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class C, 3.74%, 4/22/24 (144A)	801,107
1,249,999	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class D, 3.98%, 4/22/24 (144A)	1,251,744
1,675,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class C, 4.27%, 1/20/23 (144A)	1,722,448
5,784,000	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class D, 4.45%, 6/20/23 (144A)	5,910,772
3,833,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class B, 2.8%, 3/20/25 (144A)	3,940,703
2,676,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,690,651
5,900,000	Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
	7/16/40 (144A)	6,222,741
2,300,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%,
	7/17/46 (144A)	2,417,048
7,000,000	Arivo Acceptance Auto Loan Receivables Trust, Series
	2019-1, Class B, 3.37%, 6/15/25 (144A)	7,166,218
3,000,000(b)	ASSURANT CLO, Ltd., Series 2018-3A, Class E, 6.338%
	(3 Month USD LIBOR + 615 bps), 10/20/31 (144A)	2,887,842

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,250,000(b)	ASSURANT CLO, Ltd., Series 2019-5A, Class D, 4.384%
	(3 Month USD LIBOR + 420 bps), 1/15/33 (144A)	$ 1,256,000
2,000,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class C, 3.14%, 7/15/26 (144A)	2,056,796
8,750,000(b)	Battalion CLO XV, Ltd., Series 2020-15A, Class D, 3.44%
	(3 Month USD LIBOR + 325 bps), 1/17/33 (144A)	8,771,735
238,668	BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
	8/21/23 (144A)	239,168
1,300,000	BCC Funding XVII LLC, Series 2020-1, Class C, 2.5%,
	9/22/25 (144A)	1,302,811
2,000,000(b)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.204% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	1,999,908
10,500,000	Blackbird Capital Aircraft, Series 2021-1A, Class A,
	2.443%, 7/15/46 (144A)	10,560,732
465,505	BXG Receivables Note Trust, Series 2015-A, Class A,
	2.88%, 5/2/30 (144A)	466,249
2,750,000(b)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.184%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	2,761,379
7,716,562(c)	Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.0%,
	11/25/44 (144A)	8,073,161
8,600,000	CIG Auto Receivables Trust, Series 2019-1A, Class B,
	3.59%, 8/15/24 (144A)	8,746,956
530,357(b)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 0.742% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	526,152
1,732,517	Conn’s Receivables Funding LLC, Series 2019-B, Class B,
	3.62%, 6/17/24 (144A)	1,738,904
7,600,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class A, 3.83%, 8/15/26 (144A)	7,745,181
3,000,000	CoreVest American Finance Trust, Series 2017-1, Class C,
	3.756%, 10/15/49 (144A)	3,043,650
2,400,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%,
	2/27/51 (144A)	2,427,762
925,745	Diamond Resorts Owner Trust, Series 2019-1A, Class B,
	3.53%, 2/20/32 (144A)	956,300
9,183,750	Domino’s Pizza Master Issuer LLC, Series 2019-1A,
	Class A2, 3.668%, 10/25/49 (144A)	9,936,175
102,584(b)	DRB Prime Student Loan Trust, Series 2016-B, Class A1,
	1.892% (1 Month USD LIBOR + 180 bps), 6/25/40 (144A)	102,835
2,400,000	Drive Auto Receivables Trust, Series 2020-2, Class C,
	2.28%, 8/17/26	2,462,632
1,650,000	Drive Auto Receivables Trust, Series 2020-2, Class D,
	3.05%, 5/15/28	1,716,928
4,200,000(b)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.79% (3
	Month USD LIBOR + 660 bps), 4/17/33 (144A)	4,210,017
1,800,000	Elm Trust, Series 2020-3A, Class A2, 2.954%,
	8/20/29 (144A)	1,804,354

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 21

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%,
	7/26/49 (144A)	$ 4,160,295
6,000,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.4%, 9/20/24 (144A)	6,088,241
563,848	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	570,776
693,966	FCI Funding LLC, Series 2019-1A, Class B, 0.0%,
	2/18/31 (144A)	699,167
2,650,000(c)	Finance of America HECM Buyout, Series 2021-HB1,
	Class M2, 2.084%, 2/25/31 (144A)	2,638,206
8,761,133	Finance of America Structured Securities Trust, Series
	2019-A, Class JR2, 0.0%, 3/25/69	9,552,308
9,613,817	Finance of America Structured Securities Trust, Series
	2019-JR3, Class JR2, 2.0%, 9/25/69	10,255,767
9,890,695	Finance of America Structured Securities Trust, Series
	2021-JR1, 0.0%, 4/25/51	9,814,160
4,500,000(b)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.538% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	4,510,444
1,000,000(b)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	7.888% (3 Month USD LIBOR + 770 bps), 1/20/33 (144A)	994,352
1,000,000(b)	Fort Washington CLO, Series 2019-1A, Class E, 7.438%
	(3 Month USD LIBOR + 725 bps), 10/20/32 (144A)	1,000,858
3,750,000	Foundation Finance Trust, Series 2019-1A, Class B,
	4.22%, 11/15/34 (144A)	4,010,198
5,967,842	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	5,975,217
4,200,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	3,717,423
1,750,000	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class D, 3.27%, 6/16/25 (144A)	1,807,346
4,390,000(b)	Goldentree Loan Management US CLO 6, Ltd., Series
	2019-6A, Class D, 4.038% (3 Month USD LIBOR +
	385 bps), 1/20/33 (144A)	4,418,970
4,215,788	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	4,470,758
5,000,000(b)	Harriman Park CLO LTD, Series 2020-1A, Class DR, 0.0%
	(3 Month USD LIBOR + 310 bps), 4/20/34 (144A)	4,999,945
831,891	HIN Timeshare Trust, Series 2020-A, Class D, 5.5%,
	10/9/39 (144A)	866,193
4,152,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	4,128,209
3,417,251	Home Partners of America Trust, Series 2019-1, Class D,
	3.406%, 9/17/39 (144A)	3,425,882
4,816,346	Home Partners of America Trust, Series 2019-2, Class E,
	3.32%, 10/19/39 (144A)	4,781,427
5,250,000	Horizon Funding LLC, Series 2019-1A, Class A1, 4.21%,
	9/15/27 (144A)	5,314,050
666,243	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	282,682

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
183,300	Icon Brand Holdings LLC, Series 2013-1A, Class A2,
	4.352%, 1/25/43 (144A)	$ 77,909
3,650,000(b)	Invitation Homes Trust, Series 2018-SFR1, Class C,
	1.332% (1 Month USD LIBOR + 125 bps), 3/17/37 (144A)	3,655,722
4,729,060(b)	Invitation Homes Trust, Series 2018-SFR2, Class D,
	1.523% (1 Month USD LIBOR + 145 bps), 6/17/37 (144A)	4,738,096
4,786,089(b)	Invitation Homes Trust, Series 2018-SFR3, Class D,
	1.732% (1 Month USD LIBOR + 165 bps), 7/17/37 (144A)	4,790,704
230,783	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
	12/15/48 (144A)	243,012
3,528,577	JG Wentworth XLI LLC, Series 2018-1A, Class A, 3.74%,
	10/17/72 (144A)	3,933,600
5,783,026	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%,
	8/17/71 (144A)	6,486,512
3,200,000(b)	Kayne CLO 7, Ltd., Series 2020-7A, Class E, 6.69%
	(3 Month USD LIBOR + 650 bps), 4/17/33 (144A)	3,210,160
2,100,000	LL ABS Trust, Series 2019-1A, Class B, 3.52%,
	3/15/27 (144A)	2,119,994
5,128,757(b)	M360 LLC, Series 2019-CRE2, Class A, 1.524% (1 Month
	USD LIBOR + 140 bps), 9/15/34 (144A)	5,131,708
4,850,000(b)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 6.884% (3 Month USD LIBOR + 670 bps),
	1/15/33 (144A)	4,840,271
3,750,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class D, 3.934% (3 Month USD LIBOR + 375 bps),
	1/15/33 (144A)	3,759,499
4,400,000(b)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.434% (3 Month USD LIBOR + 725 bps),
	1/15/33 (144A)	4,404,110
5,950,000	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%,
	7/16/29 (144A)	6,083,287
1,143,950	Marlin Receivables LLC, Series 2018-1A, Class C, 3.7%,
	6/20/23 (144A)	1,145,041
7,550,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class A, 1.54%, 3/20/26 (144A)	7,572,289
3,203,703(c)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2,
	3.25%, 1/25/61 (144A)	3,289,958
2,795,782(c)	Mill City Mortgage Loan Trust, Series 2018-2, Class B1,
	3.75%, 5/25/58 (144A)	2,896,059
9,467,816(c)	Mill City Mortgage Loan Trust, Series 2018-3, Class M3,
	3.25%, 8/25/58 (144A)	9,854,544
3,332,000(c)	Mill City Mortgage Trust, Series 2015-1, Class B3,
	3.639%, 6/25/56 (144A)	3,603,093
2,608,038	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%,
	9/20/40 (144A)	2,738,050
1,443,418	Mosaic Solar Loan Trust, Series 2019-2A, Class C, 4.35%,
	9/20/40 (144A)	1,446,327
1,176,894	Mosaic Solar Loan Trust, Series 2020-1A, Class A, 2.1%,
	4/20/46 (144A)	1,199,541

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 23

 Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
844,514	MVW LLC, Series 2020-1A, Class C, 4.21%,
	10/20/37 (144A)	$ 894,421
5,550,000	Nelnet Student Loan Trust, Series 2021-A, Class B1,
	2.85%, 4/20/62 (144A)	5,665,549
2,850,000(b)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class CR, 3.181%
	(3 Month USD LIBOR + 300 bps), 12/21/29 (144A)	2,850,302
1,954,865(b)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.092% (1 Month USD LIBOR + 200 bps),
	2/25/43 (144A)	1,944,957
1,500,000	NMEF Funding LLC, Series 2019-A, Class B, 3.06%,
	8/17/26 (144A)	1,521,361
3,000,000	NMEF Funding LLC, Series 2019-A, Class C, 3.3%,
	8/17/26 (144A)	3,066,991
3,000,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	3,064,956
2,300,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%,
	12/15/27 (144A)	2,295,156
2,700,000	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%,
	3/8/28 (144A)	2,695,612
3,716,805	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	3,837,609
2,842,376	Oxford Finance Funding LLC, Series 2019-1A, Class B,
	5.438%, 2/15/27 (144A)	2,934,653
4,000,000(b)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class B, 2.055% (3 Month USD LIBOR +
	190 bps), 2/20/28 (144A)	4,001,104
4,000,000(b)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 5.005% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	3,896,412
5,500,000	Perimeter Master Note Business Trust, Series 2019-2A,
	Class B, 5.21%, 5/15/24 (144A)	5,667,128
5,000,000	PG Receivables Finance, Series 2020-1, Class A1, 3.968%,
	7/20/25 (144A)	5,022,656
2,350,000	PG Receivables Finance, Series 2020-1, Class B, 4.705%,
	7/20/25 (144A)	2,360,648
3,250,000	Progress Residential Trust, Series 2018-SFR2, Class E,
	4.656%, 8/17/35 (144A)	3,268,061
5,810,000	Progress Residential Trust, Series 2018-SFR3, Class E,
	4.873%, 10/17/35 (144A)	5,877,671
8,370,000	Progress Residential Trust, Series 2019-SFR2, Class E,
	4.142%, 5/17/36 (144A)	8,544,928
8,500,000(b)	Race Point VIII CLO, Ltd., Series 2013-8A, Class CR2,
	2.205% (3 Month USD LIBOR + 205 bps), 2/20/30 (144A)	8,502,099
4,000,000(b)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	3.655% (3 Month USD LIBOR + 350 bps), 2/20/30 (144A)	4,001,160
8,000,000	Republic Finance Issuance Trust, Series 2019-A, Class A,
	3.43%, 11/22/27 (144A)	8,085,172
3,404,000	SCF Equipment Leasing LLC, Series 2019-2A, Class A2,
	2.47%, 4/20/26 (144A)	3,484,443

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
7,400,000	SCF Equipment Leasing LLC, Series 2019-1A, Class C,
	3.92%, 11/20/26 (144A)	$ 7,434,050
4,600,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C,
	3.11%, 6/21/27 (144A)	4,813,585
4,734,784(c)	Sequoia Mortgage Trust, Series 2021-3, Class B1, 2.664%,
	5/25/51 (144A)	4,670,333
5,000,000(b)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2, 3.038%
	(3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	4,943,595
1,162,000	Small Business Lending Trust, Series 2019-A, Class B,
	3.42%, 7/15/26 (144A)	1,157,620
4,000,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.294% (3 Month USD LIBOR + 411 bps), 1/15/33
	(144A)	4,017,876
4,100,000(b)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.804% (3 Month USD LIBOR + 762 bps), 1/15/33 (144A)	4,116,355
2,750,000(b)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D,
	3.905% (3 Month USD LIBOR + 365 bps), 1/25/32 (144A)	2,755,687
9,203,907	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	9,294,855
8,750,000(b)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C, 2.34%
	(3 Month USD LIBOR + 215 bps), 4/18/33 (144A)	8,699,434
1,422,532	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class C, 3.84%, 11/15/24 (144A)	1,431,464
1,078,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class D, 4.3%, 11/15/24 (144A)	1,090,701
5,000,000(c)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.434%, 11/25/60 (144A)	5,187,827
6,000,000(c)	Towd Point Mortgage Trust, Series 2015-6, Class B1,
	3.859%, 4/25/55 (144A)	6,366,199
9,700,000(c)	Towd Point Mortgage Trust, Series 2016-1, Class B1,
	3.725%, 2/25/55 (144A)	10,005,292
7,000,000(c)	Towd Point Mortgage Trust, Series 2016-3, Class B1,
	4.094%, 4/25/56 (144A)	7,476,509
12,080,000(c)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.819%, 10/25/56 (144A)	12,856,772
12,925,000(c)	Towd Point Mortgage Trust, Series 2017-2, Class B2,
	4.091%, 4/25/57 (144A)	13,730,853
8,720,000(c)	Towd Point Mortgage Trust, Series 2017-4, Class B1,
	3.472%, 6/25/57 (144A)	9,461,040
3,200,000(c)	Towd Point Mortgage Trust, Series 2017-6, Class M2,
	3.25%, 10/25/57 (144A)	3,364,787
5,161,000(c)	Towd Point Mortgage Trust, Series 2018-1, Class B1,
	3.798%, 1/25/58 (144A)	5,545,338
10,996,835(c)	Towd Point Mortgage Trust, Series 2018-3, Class M1,
	3.875%, 5/25/58 (144A)	11,715,672
11,185,000(c)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	11,871,172
1,746,620(c)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	1,782,983

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 25

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
19,600,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class M2B,
	3.25%, 10/25/59 (144A)	$ 20,427,383
20,380,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class M2,
	1.992% (1 Month USD LIBOR + 190 bps), 5/25/58 (144A)	21,052,061
812,255(c)	Towd Point Mortgage Trust, Series 2019-HY2, Class XA,
	5.0%, 5/25/58 (144A)	811,377
10,000,000(c)	Towd Point Mortgage Trust, Series 2019-3, Class M2D,
	3.25%, 2/25/59 (144A)	10,365,062
8,500,000(c)	Towd Point Mortgage Trust, Series 2019-3, Class M2E,
	3.0%, 2/25/59 (144A)	8,706,949
2,000,000(b)	Towd Point Mortgage Trust, Series 2019-HY2, Class B1,
	2.342% (1 Month USD LIBOR + 225 bps), 5/25/58 (144A)	2,061,841
8,500,000	Tricon American Homes Trust, Series 2017-SFR2, Class B,
	3.275%, 1/17/36 (144A)	8,693,228
9,404,736	Tricon American Homes Trust, Series 2019-SFR1, Class A,
	2.75%, 3/17/38 (144A)	9,812,836
5,650,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1,
	2.73%, 11/17/39 (144A)	5,616,958
1,050,000(b)	Trinitas CLO VI, Ltd., Series 2017-6A, Class DR4, 0.0%
	(3 Month USD LIBOR + 425 bps), 1/25/34 (144A)	1,050,456
7,907	United States Small Business Administration,
	6.14%, 1/1/22	7,982
89,163	United States Small Business Administration, Series
	2005-20B, Class 1, 4.625%, 2/1/25	93,195
72,499	United States Small Business Administration, Series
	2005-20E, Class 1, 4.84%, 5/1/25	76,382
131,624	United States Small Business Administration, Series
	2008-20D, Class 1, 5.37%, 4/1/28	143,602
142,529	United States Small Business Administration, Series
	2008-20H, Class 1, 6.02%, 8/1/28	157,662
85,867	United States Small Business Administration, Series
	2008-20J, Class 1, 5.63%, 10/1/28	94,662
74,182	United States Small Business Administration, Series
	2008-20L, Class 1, 6.22%, 12/1/28	83,172
32,037	United States Small Business Administration, Series
	2009-20A, Class 1, 5.72%, 1/1/29	35,516
81,919	United States Small Business Administration, Series
	2009-20I, Class 1, 4.2%, 9/1/29	89,002
4,000,000	Upstart Securitization Trust, Series 2020-1, Class C,
	4.899%, 4/22/30 (144A)	4,148,110
1,312,017	US Auto Funding LLC, Series 2019-1A, Class B, 3.99%,
	12/15/22 (144A)	1,321,156
910,887	Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
	6/15/33 (144A)	914,551
1,563,212	Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
	6/15/38 (144A)	1,601,716
750,291	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
	6/15/38 (144A)	772,662

The accompanying notes are an integral part of these financial statements.
26 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,394,630	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	$ 2,421,620
4,472,420	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	4,720,057
3,220,000	Westlake Automobile Receivables Trust, Series 2020-2A,
	Class D, 2.76%, 1/15/26 (144A)	3,331,977
1,800,000(b)	Whitebox Clo II Ltd., Series 2020-2A, Class E, 8.026%
	(3 Month USD LIBOR + 785 bps), 10/24/31 (144A)	1,796,918
1,500,000(b)	Woodmont Trust, Series 2020-7A, Class A1A, 2.084%
	(3 Month USD LIBOR + 190 bps), 1/15/32 (144A)	1,512,550
225,713	WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%,
	3/15/26 (144A)	225,748
6,400,000(b)	York Clo-4, Ltd., Series 2016-2A, Class CR, 2.338% (3
	Month USD LIBOR + 215 bps), 4/20/32 (144A)	6,400,352
	TOTAL ASSET BACKED SECURITIES
	(Cost $669,242,225)	$ 685,617,665
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	17.1% of Net Assets
3,837,460(c)	Ajax Mortgage Loan Trust, Series 2021-A, Class A1,
	1.065%, 9/25/65 (144A)	$ 3,834,132
2,800,000	American Homes 4 Rent Trust, Series 2014-SFR3, Class C,
	4.596%, 12/17/36 (144A)	3,007,819
700,000	American Homes 4 Rent Trust, Series 2014-SFR3, Class D,
	5.04%, 12/17/36 (144A)	754,947
1,300,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class C,
	4.11%, 4/17/52 (144A)	1,386,737
2,320,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class M1,
	4.5%, 11/25/48 (144A)	2,347,669
6,700,000(c)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class M1,
	4.065%, 3/25/49 (144A)	6,786,670
2,404,466(b)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.692%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	2,406,014
3,667,248(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.942%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	3,676,940
7,640,000(b)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.842%
	(1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	7,697,203
4,530,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.842%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	4,529,999
4,060,000(b)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.792%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	4,067,656
6,170,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 3.792%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	6,446,484
5,350,000(b)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.942%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	5,630,068
6,650,000(b)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 3.692%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	6,732,723
5,589,754(c)	Brean Asset Backed Securities Trust, Series 2021-RM1,
	Class A, 1.4%, 10/25/63 (144A)	5,337,276

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 27

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,950,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A2, 2.6%, 2/25/55 (144A)	$ 1,980,399
3,250,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1,
	Class A3, 3.253%, 2/25/55 (144A)	3,326,817
2,651,019(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class A, 4.0%, 10/25/68 (144A)	2,761,883
3,325,841(c)	Cascade Funding Mortgage Trust, Series 2018-RM2,
	Class C, 4.0%, 10/25/68 (144A)	3,400,400
3,800,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class M3, 3.735%, 6/25/36 (144A)	3,800,000
4,113,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1,
	2.992%, 2/25/46 (144A)	4,232,051
2,076,000	Cascade MH Asset Trust, Series 2021-MH1, Class M2,
	3.693%, 2/25/46 (144A)	2,175,266
3,800,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	3,786,759
2,291,729(c)	Chase Mortgage Finance Corp., Series 2016-SH1,
	Class M3, 3.75%, 4/25/45 (144A)	2,321,588
2,307,678(c)	Chase Mortgage Finance Corp., Series 2016-SH2,
	Class M4, 3.708%, 12/25/45 (144A)	2,331,717
3,910,795(b)	Chase Mortgage Reference Notes, Series 2020-CL1,
	Class M1, 2.342% (1 Month USD LIBOR +
	225 bps), 10/25/57 (144A)	3,996,587
1,954,383(c)	CIM Trust, Series 2019-J2, Class B4, 3.825%,
	10/25/49 (144A)	1,958,730
7,514,000(c)	CIM Trust, Series 2019-R5, Class M3, 3.5%,
	9/25/59 (144A)	7,908,185
5,170,000(c)	CIM Trust, Series 2020-R2, Class M3, 3.0%,
	10/25/59 (144A)	5,236,330
5,936,281(c)	CIM Trust, Series 2021-J1, Class B1, 2.675%,
	3/25/51 (144A)	5,983,415
2,484,000(c)	CIM Trust, Series 2021-J3, Class B2, 2.624%,
	6/25/51 (144A)	2,390,621
7,131,000(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3,
	Class M3, 3.25%, 3/25/61 (144A)	7,331,144
3,311,000(c)	Citigroup Mortgage Loan Trust, Series 2021-INV1,
	Class B1W, 2.71%, 5/25/2051 (144A)	3,341,587
2,400,000(d)	Colony American Finance, Ltd., Series 2016-2, Class D,
	5.028%, 11/15/48 (144A)	2,447,852
6,216,723(b)	Connecticut Avenue Securities Trust, Series 2019-R01,
	Class 2M2, 2.542% (1 Month USD LIBOR +
	245 bps), 7/25/31 (144A)	6,250,462
1,446,634(b)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1M2, 2.242% (1 Month USD LIBOR +
	215 bps), 9/25/31 (144A)	1,456,941
4,348,338(b)	Connecticut Avenue Securities Trust, Series 2019-R06,
	Class 2M2, 2.192% (1 Month USD LIBOR +
	210 bps), 9/25/39 (144A)	4,368,951

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
5,653,651(b)	Connecticut Avenue Securities Trust, Series 2019-R07,
	Class 1M2, 2.192% (1 Month USD LIBOR + 210 bps),
	10/25/39 (144A)	$ 5,677,006
1,094,196(c)	CSMC Trust, Series 2013-IVR3, Class B4, 3.386%,
	5/25/43 (144A)	1,096,705
2,490,163(c)	CSMC Trust, Series 2021-RPL2, Class M1, 2.75%,
	1/25/60 (144A)	2,648,141
2,350,000(c)	CSMC Trust, Series 2021-RPL2, Class M2, 3.25%,
	1/25/60 (144A)	2,528,845
1,450,000(c)	Deephaven Residential Mortgage Trust, Series 2020-2,
	Class M1, 4.112%, 5/25/65 (144A)	1,501,150
1,882,384(b)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.792% (1 Month
	USD LIBOR + 170 bps), 11/25/28 (144A)	1,883,649
6,677,369(b)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.892%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,699,403
3,410,000(b)	Eagle Re, Ltd., Series 2020-2, Class M1C, 4.592%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	3,464,588
7,280,000(b)	Eagle Re, Ltd., Series 2020-2, Class M2, 5.692% (1 Month
	USD LIBOR + 560 bps), 10/25/30 (144A)	7,459,994
794,553(b)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C04, Class 2M2, 2.642% (1 Month USD LIBOR +
	255 bps), 12/25/30	808,727
294,386(c)	Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
	3.612%, 7/25/43	308,430
7,967,708(b)(e)	Federal Home Loan Mortgage Corp. REMICS, Series 4091,
	Class SH, 6.477% (1 Month USD LIBOR +
	655 bps), 8/15/42	1,666,080
111,029	Federal National Mortgage Association REMICS, Series
	2009-36, Class HX, 4.5%, 6/25/29	116,860
445,376	Federal National Mortgage Association REMICS, Series
	2013-128, Class DV, 3.0%, 6/25/23	448,799
2,312,730	Finance of America Structured Securities Trust, Series
	2018-A, Class JR2, 1.646%, 12/26/68 (144A)	2,496,995
10,981,329	Finance of America Structured Securities Trust, Series
	2019-JR2, 0.0%, 6/25/69 (144A)	11,895,168
11,484,187	Finance of America Structured Securities Trust, Series
	2019-JR4, Class JR2, 2.0%, 11/25/69 (144A)	12,045,087
7,041,890	Finance of America Structured Securities Trust, Series
	2020-JR2, Class JR2, 0.0%, 5/25/50 (144A)	7,460,380
4,987,659(c)	Flagstar Mortgage Trust, Series 2021-3INV, Class A16,
	2.5%, 6/25/51 (144A)	5,051,540
6,613,433(c)	Flagstar Mortgage Trust, Series 2019-1INV, Class B4,
	4.577%, 10/25/49 (144A)	6,898,369
8,578,773(c)	Flagstar Mortgage Trust, Series 2021-3INV, Class A2,
	2.5%, 6/25/51 (144A)	8,747,672
212,080,000(c)(e)	Flagstar Mortgage Trust, Series 2021-4, Class AX1,
	0.222%, 6/1/51 (144A)	1,988,250

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 29

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,720,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.192% (1 Month USD LIBOR + 510 bps),
	6/25/50 (144A)	$ 9,129,709
8,960,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.092% (1 Month USD LIBOR + 600 bps),
	8/25/50 (144A)	9,598,800
2,195,509(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.842% (1 Month USD LIBOR + 375 bps),
	8/25/50 (144A)	2,219,153
6,090,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.818% (SOFR30A + 480 bps),
	10/25/50 (144A)	6,465,874
7,020,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class M2, 2.818% (SOFR30A + 280 bps),
	10/25/50 (144A)	7,125,014
3,400,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.668% (SOFR30A + 565 bps),
	12/25/50 (144A)	3,536,058
4,290,000(b)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.342% (1 Month USD LIBOR + 525 bps),
	9/25/50 (144A)	4,528,912
5,300,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 2.668% (SOFR30A + 265 bps),
	1/25/51 (144A)	5,250,671
9,820,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.768% (SOFR30A + 475 bps),
	1/25/51 (144A)	10,067,304
4,860,000(b)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.018% (SOFR30A + 500 bps),
	8/25/33 (144A)	4,908,630
9,880,000(b)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
	2.392% (1 Month USD LIBOR + 230 bps),
	10/25/48 (144A)	9,969,256
6,940,000(b)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M3,
	2.342% (1 Month USD LIBOR + 225 bps),
	2/25/49 (144A)	6,928,475
950,000(b)	Freddie Mac STACR Trust, Series 2019-DNA4, Class B1,
	2.792% (1 Month USD LIBOR + 270 bps),
	10/25/49 (144A)	952,867
11,465,925(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-DNA2, Class M2, 3.542% (1 Month USD
	LIBOR + 345 bps), 10/25/29	11,978,682
5,000,000(b)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.418% (SOFR30A +
	740 bps), 11/25/50 (144A)	5,839,955
3,900,907(c)	FWD Securitization Trust, Series 2019-INV1, Class A1,
	2.81%, 6/25/49 (144A)	3,988,110

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,150,000(c)	FWD Securitization Trust, Series 2019-INV1, Class M1,
	3.48%, 6/25/49 (144A)	$ 2,187,112
1,800,000(c)	FWD Securitization Trust, Series 2020-INV1, Class M1,
	2.85%, 1/25/50 (144A)	1,816,269
447,436	Government National Mortgage Association, Series
	2005-61, Class UZ, 5.25%, 8/16/35	462,573
162,487	Government National Mortgage Association, Series
	2012-130, Class PA, 3.0%, 4/20/41	165,665
486,006	Government National Mortgage Association, Series
	2013-169, Class TE, 3.25%, 4/16/27	515,969
25,307,529(e)	Government National Mortgage Association, Series
	2019-159, Class CI, 3.5%, 12/20/49	3,343,084
22,450,715(b)(e)	Government National Mortgage Association, Series
	2020-9, Class SA, 3.257% (1 Month USD LIBOR +
	335 bps), 1/20/50	1,767,953
447,067(c)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1,
	Class A3, 2.352%, 9/27/60 (144A)	453,374
3,183,819(c)	GS Mortgage-Backed Securities Trust, Series 2020-PJ1,
	Class B1, 3.696%, 5/25/50 (144A)	3,307,717
4,425,908(c)	GS Mortgage-Backed Securities Trust, Series 2021-PJ1,
	Class A4, 2.5%, 6/25/51 (144A)	4,471,663
5,299,098(c)	GS Mortgage-Backed Securities Trust, Series 2021-PJ2,
	Class A4, 2.5%, 7/25/51 (144A)	5,350,436
16,812,356(c)	GS Mortgage-Backed Securities Trust, Series 2021-PJ4,
	Class A4, 2.5%, 9/25/51 (144A)	16,943,711
6,548,000(c)	GS Mortgage-Backed Securities Trust, Series 2021-RPL1,
	Class M1, 2.25%, 12/25/60 (144A)	6,429,628
750,000(b)	Home Partners of America Trust, Series 2017-1, Class B,
	1.432% (1 Month USD LIBOR + 135 bps), 7/17/34 (144A)	750,765
671,773(b)	Home Re, Ltd., Series 2018-1, Class M1, 1.692% (1 Month
	USD LIBOR + 160 bps), 10/25/28 (144A)	672,003
1,942,129(b)	Home Re, Ltd., Series 2019-1, Class M1, 1.742% (1 Month
	USD LIBOR + 165 bps), 5/25/29 (144A)	1,943,478
4,640,000(b)	Home Re, Ltd., Series 2020-1, Class M1C, 4.242% (1 Month
	USD LIBOR + 415 bps), 10/25/30 (144A)	4,709,597
4,580,000(b)	Home Re, Ltd., Series 2020-1, Class M2, 5.342% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	4,685,622
4,350,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class A3, 3.196%, 5/25/65 (144A)	4,484,927
2,380,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2,
	Class M1, 3.897%, 5/25/65 (144A)	2,479,585
78,555,000(c)(e)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1,
	0.24%, 7/25/51 (144A)	824,710
15,150,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.4%, 8/18/43 (144A)	15,737,062
14,468,523(c)	JP Morgan Mortgage Trust, Series 2020-LTV1, Class B1A,
	3.377%, 6/25/50 (144A)	15,103,585

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 31

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
17,433,497(c)	JP Morgan Mortgage Trust, Series 2020-LTV1, Class B2A,
	3.627%, 6/25/50 (144A)	$ 18,325,769
16,455,285(c)	JP Morgan Mortgage Trust, Series 2021-3, Class A3, 2.5%,
	7/1/51 (144A)	16,748,814
15,227,204(c)	JP Morgan Mortgage Trust, Series 2021-4, Class A3, 2.5%,
	8/25/51 (144A)	15,498,827
7,064,408(c)	JP Morgan Mortgage Trust, Series 2021-6, Class A15,
	2.5%, 10/25/51 (144A)	7,165,980
16,066,622(c)	JP Morgan Mortgage Trust, Series 2021-6, Class A3, 2.5%,
	10/25/51 (144A)	16,353,219
7,770,967(c)	JP Morgan Mortgage Trust, Series 2021-6, Class B1,
	2.861%, 10/25/51 (144A)	7,897,068
15,683,687(c)	JP Morgan Mortgage Trust, Series 2021-7, Class A3, 2.5%,
	11/25/51 (144A)	15,963,452
9,957,896(c)	JP Morgan Mortgage Trust, Series 2021-7, Class A15,
	2.5%, 11/25/51 (144A)	10,041,921
7,535,885(c)	JP Morgan Mortgage Trust, Series 2021-7, Class B1,
	2.82%, 11/25/51 (144A)	7,694,949
6,288,222(c)	JP Morgan Mortgage Trust, Series 2021-7, Class B2,
	2.82%, 11/25/51 (144A)	6,346,926
15,700,000(c)	JP Morgan Mortgage Trust, Series 2021-8, Class A3, 2.5%,
	12/25/51 (144A)	15,945,312
10,000,000(c)	JP Morgan Mortgage Trust, Series 2021-8, Class A15,
	2.5%, 12/25/51 (144A)	10,087,500
127,500,000(c)(e)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1,
	0.144%, 12/25/51 (144A)	752,046
10,261,000(c)	JP Morgan Mortgage Trust, Series 2021-8, Class B2,
	2.869%, 12/25/51 (144A)	10,432,552
9,442,417(c)	JP Mortgage Trust, Series 2021-INV1, Class A5A, 2.5%,
	10/25/51 (144A)	9,560,447
6,825,900(c)	JP Mortgage Trust, Series 2021-INV1, Class B1, 3.036%,
	10/25/51 (144A)	7,070,834
3,766,771(c)	JP Mortgage Trust, Series 2021-INV1, Class B2, 3.036%,
	10/25/51 (144A)	3,856,304
7,231,382(b)	JPMorgan Chase Bank NA, Series 2021-CL1, Class M2,
	1.568% (SOFR30A + 155 bps), 3/25/51 (144A)	7,238,846
1,473,826	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,590,811
580,963(b)	La Hipotecaria Panamanian Mortgage Trust, Series
	2010-1GA, Class A, 2.75% (Panamanian Mortgage
	Reference Rate + -300 bps), 9/8/39 (144A)	600,933
2,197,432(b)	La Hipotecaria Panamanian Mortgage Trust, Series
	2014-1A, Class A1, 3.508% (Panamanian Mortgage
	Reference Rate + -224 bps), 11/24/42 (144A)	2,326,531
7,328,889(b)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 2.592% (1 Month USD LIBOR +
	250 bps), 4/1/24 (144A)	7,292,299

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
7,138,000(c)	MFA Trust, Series 2021-RPL1, Class M1, 2.423%,
	7/25/60 (144A)	$ 7,165,832
385,185(c)	MFA Trust, Series 2020-NQM1, Class A3, 2.3%,
	8/25/49 (144A)	390,646
9,550,000(c)	MFA Trust, Series 2021-RPL1, Class A2, 2.072%,
	7/25/60 (144A)	9,545,254
7,800,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	8,076,260
8,060,674(c)	Morgan Stanley Residential Mortgage Loan Trust, Series
	2020-1, Class B1, 3.06%, 12/25/50 (144A)	8,354,846
8,746,000(c)	Morgan Stanley Residential Mortgage Loan Trust 2014-1,
	Series 2021-3, Class A9, 2.5%, 6/25/51 (144A)	8,811,595
5,889,537(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4,
	Class A1, 2.492%, 9/25/59 (144A)	5,947,493
10,950,000(c)	New Residential Mortgage Loan Trust, Series 2019-RPL2,
	Class M2, 3.75%, 2/25/59 (144A)	11,812,595
25,700,000(c)	New Residential Mortgage Loan Trust, Series 2020-RPL1,
	Class B1, 3.898%, 11/25/59 (144A)	26,296,769
8,500,000(c)	New Residential Mortgage Loan Trust, Series 2020-RPL1,
	Class M2, 3.5%, 11/25/59 (144A)	9,026,710
2,457,000(b)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 2.942%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	2,484,714
4,330,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 3.692%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	4,405,778
3,550,000(b)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.342%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	3,740,118
248,357(c)	OBX Trust, Series 2018-EXP1, Class 1A6, 4.5%,
	4/25/48 (144A)	249,026
10,887,912(c)	OBX Trust, Series 2021-J1, Class A19, 2.5%,
	5/25/51 (144A)	10,963,452
5,561,938(c)	Oceanview Mortgage Trust, Series 2021-1, Class B1,
	2.738%, 5/25/51 (144A)	5,623,872
4,853,000	Oceanview Mortgage Trust, Series 2021-1, Class B1,
	3.247%, 6/25/51 (144A)	5,109,055
8,898,000	Oceanview Mortgage Trust, Series 2021-1, Class B2,
	3.247%, 6/25/51 (144A)	9,246,851
7,563,570(c)	PRMI Securitization Trust, Series 2021-1, Class B1,
	2.482%, 4/25/51 (144A)	7,467,721
3,099,122(c)	PRMI Securitization Trust, Series 2021-1, Class B2,
	2.482%, 4/25/51 (144A)	3,001,838
4,311,521(c)	Provident Funding Mortgage Trust, Series 2020-1,
	Class B1, 3.287%, 2/25/50 (144A)	4,462,661
5,538,952(c)	Provident Funding Mortgage Trust, Series 2021-1,
	Class A5, 2.5%, 4/25/51 (144A)	5,627,232
3,568,023(c)	Provident Funding Mortgage Trust, Series 2021-1,
	Class B1, 2.389%, 4/25/51 (144A)	3,510,484
15,000,000(c)	Provident Funding Mortgage Trust, Series 2021-2,
	Class A9, 2.25%, 4/25/51 (144A)	14,924,614

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 33

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
3,929,000(c)	Provident Funding Mortgage Trust, Series 2021-2,
	Class B1, 2.36%, 4/25/51 (144A)	$ 3,832,690
213,139(b)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.492%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	213,185
7,125,977(b)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.042%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	7,145,192
3,437,000(b)	Radnor Re, Ltd., Series 2019-1, Class M2, 3.292%
	(1 Month USD LIBOR + 320 bps), 2/25/29 (144A)	3,485,914
12,000,000(b)	Radnor Re, Ltd., Series 2020-1, Class M1C, 1.842%
	(1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	11,730,520
2,574	RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18	2,316
6,110,000(c)	RCKT Mortgage Trust, Series 2021-2, Class B1A, 2.567%,
	6/25/51 (144A)	6,093,271
5,373,685(c)	RCKT Mortgage Trust, Series 2021-1, Class B2A, 2.728%,
	3/25/51 (144A)	5,416,544
4,350,000(c)	RCKT Mortgage Trust, Series 2021-2, Class B2A, 2.567%,
	6/25/51 (144A)	4,272,318
1,250,000(c)	RMF Buyout Issuance Trust, Series 2020-1, Class M3,
	2.964%, 2/25/30 (144A)	1,244,921
1,590,000(c)	RMF Buyout Issuance Trust, Series 2020-1, Class M4,
	4.191%, 2/25/30 (144A)	1,532,037
4,860,357(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A,
	2.75%, 10/25/63 (144A)	4,843,825
19,499,997(c)	Saluda Grade Alternative Mortgage Trust, Series
	2021-FIG2, Class A2, 3.5%, 10/25/51 (144A)	19,506,091
1,013,141(c)	Sequoia Mortgage Trust, Series 2012-6, Class B3,
	3.719%, 12/25/42	1,023,410
915,241(c)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%,
	8/25/48 (144A)	937,132
4,254,148(c)	Sequoia Mortgage Trust, Series 2021-2, Class B1, 2.557%,
	4/25/51 (144A)	4,290,364
2,725,937(c)	Sequoia Mortgage Trust, Series 2021-3, Class B2, 2.664%,
	5/25/51 (144A)	2,668,914
1,670,418(c)	Sequoia Mortgage Trust, Series 2021-4, Class A1, 2.5%,
	6/25/51 (144A)	1,693,909
2,976,922(c)	Sequoia Mortgage Trust, Series 2021-1, Class B2, 2.674%,
	3/25/51 (144A)	2,983,812
3,636,899(c)	Sequoia Mortgage Trust, Series 2021-2, Class B2, 2.557%,
	4/25/51 (144A)	3,613,698
1,732,472(c)	Sequoia Mortgage Trust, Series 2021-2, Class B3, 2.557%,
	4/25/51 (144A)	1,696,112
11,220,000(b)	STACR Trust, Series 2018-HRP2, Class B1, 4.292%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	11,846,720
3,135,000(b)	STACR Trust, Series 2018-HRP2, Class M3, 2.492%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	3,192,834
1,250,000(c)	Towd Point Mortgage Trust, Series 2019-4, Class M1,
	3.5%, 10/25/59 (144A)	1,328,721

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
12,743,999(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1,
	2.918%, 11/30/60 (144A)	$ 13,004,894
4,390,000(b)	Triangle Re, Ltd., Series 2020-1, Class M1C, 4.592%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	4,477,801
3,080,000(b)	Triangle Re, Ltd., Series 2020-1, Class M2, 5.692%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	3,118,502
14,070,000(b)	Triangle Re, Ltd., Series 2021-1, Class M1C, 3.492%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	14,104,844
15,000,000(c)	UWM Mortgage Trust, Series 2021-1, Class A3, 2.5%,
	6/25/51 (144A)	15,239,070
39,502	Vendee Mortgage Trust, Series 2008-1, Class GD,
	5.25%, 1/15/32	40,081
970,000(c)	Verus Securitization Trust, Series 2020-INV1, Class M1,
	5.5%, 3/25/60 (144A)	1,031,019
10,543,088(c)	Visio Trust, Series 2019-2, Class A1, 2.722%,
	11/25/54 (144A)	10,823,357
20,260,000(c)	Vista Point Securitization Trust, Series 2020-1,
	Class A3, 3.201%, 3/25/65 (144A)	20,806,738
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $994,042,317)	$ 1,003,693,330
	COMMERCIAL MORTGAGE-BACKED SECURITIES —
	6.3% of Net Assets
11,600,000(b)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A,
	1.123% (1 Month USD LIBOR + 105 bps), 9/15/32 (144A)	$ 11,607,263
7,460,000	BANK, Series 2017-BNK5, Class AS, 3.624%, 6/15/60	8,164,747
10,350,000	BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60	11,423,097
3,112,716(d)(e)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	—
6,200,000(b)	Beast Mortgage Trust, Series 2021-1818, Class A, 1.3%
	(1 Month USD LIBOR + 105 bps), 3/15/36 (144A)	6,213,565
2,950,000(c)	Benchmark Mortgage Trust, Series 2020-B20, Class C,
	3.386%, 10/15/53	3,085,461
4,200,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	4,785,317
8,000,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4,
	3.963%, 1/15/52	9,006,346
1,500,000	Benchmark Mortgage Trust, Series 2020-B21, Class AS,
	2.254%, 12/17/53	1,506,813
2,850,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.388%, 9/15/48 (144A)	3,005,764
3,300,000	Benchmark Mortgage Trust, Series 2021-B27, Class A5,
	2.39%, 7/15/54	3,399,385
4,700,000(b)	BTH-13 Mortgage Backed Securities Trust, Series 2018-13,
	Class A, 2.59% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	4,695,897

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 35

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,599,321(b)	BX Commercial Mortgage Trust, Series 2020-BXLP,
	Class D, 1.323% (1 Month USD LIBOR + 125 bps),
	12/15/36 (144A)	$ 6,599,319
3,200,000(c)	BX Commercial Mortgage Trust, Series 2020-VIV3,
	Class B, 3.662%, 3/9/44 (144A)	3,478,472
18,960,000	BX Trust, Series 2019-OC11, Class A, 3.202%,
	12/9/41 (144A)	20,445,063
4,346,000	Cantor Commercial Real Estate Lending, Series 2019-CF1,
	Class D, 3.0%, 5/15/52 (144A)	4,102,361
4,000,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,356,019
4,194,385(b)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class D, 2.123% (1 Month USD LIBOR + 205 bps),
	6/15/34 (144A)	4,104,849
3,400,000(c)	Citigroup Commercial Mortgage Trust, Series 2014-GC19,
	Class B, 4.805%, 3/10/47	3,681,300
6,000,000(c)	Citigroup Commercial Mortgage Trust, Series 2014-GC25,
	Class B, 4.345%, 10/10/47	6,476,901
6,052,000(c)	Citigroup Commercial Mortgage Trust, Series 2015-GC33,
	Class B, 4.726%, 9/10/58	6,654,073
4,621,000	Citigroup Commercial Mortgage Trust, Series 2016-P5,
	Class D, 3.0%, 10/10/49 (144A)	3,754,897
4,000,000	Citigroup Commercial Mortgage Trust, Series 2017-C4,
	Class A4, 3.471%, 10/12/50	4,401,858
3,000,000(c)	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class AS, 4.179%, 3/10/51	3,345,268
7,700,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT,
	Class A, 4.149%, 1/10/36 (144A)	8,269,022
3,931,962(b)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.173%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	3,946,752
2,933,640	COMM Mortgage Trust, Series 2012-CR3, Class A3,
	2.822%, 10/15/45	2,981,182
6,301,980	COMM Mortgage Trust, Series 2014-UBS3, Class A3,
	3.546%, 6/10/47	6,690,853
4,100,000	COMM Mortgage Trust, Series 2014-UBS4, Class A4,
	3.42%, 8/10/47	4,318,357
6,280,114	COMM Mortgage Trust, Series 2015-CR26, Class A3,
	3.359%, 10/10/48	6,722,469
4,500,000(c)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	4,819,791
1,500,000(c)	COMM Mortgage Trust, Series 2018-COR3, Class B,
	4.665%, 5/10/51	1,691,759
8,375,000(b)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.223% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	8,390,769
2,000,000(c)	CSAIL Commercial Mortgage Trust, Series 2016-C6,
	Class D, 5.1%, 1/15/49 (144A)	1,778,369

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
1,255,800(b)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 2.018% (SOFR30A +
	200 bps), 1/25/51 (144A)	$ 1,264,679
902,511(b)	FREMF Mortgage Trust, Series 2014-KF05, Class B, 4.086%
	(1 Month USD LIBOR + 400 bps), 9/25/22 (144A)	904,679
2,623,000(c)	FREMF Mortgage Trust, Series 2017-K66, Class B, 4.173%,
	7/25/27 (144A)	2,922,279
2,500,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.199%, 7/25/27 (144A)	2,656,908
5,000,000(c)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.526%,
	2/25/52 (144A)	5,539,304
4,421,147(b)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 2.386%
	(1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	4,441,949
4,148,048(c)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%,
	10/25/27 (144A)	3,588,752
5,000,000(b)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	6.986% (1 Month USD LIBOR + 690 bps), 8/25/29	4,068,160
9,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class C, 0.0%,
	1/25/31 (144A)	4,280,239
110,999,571(e)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A,
	0.1%, 1/25/31 (144A)	835,982
9,000,000(e)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B,
	0.1%, 1/25/31 (144A)	64,000
5,171,933(c)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F,
	3.39%, 6/25/25	5,465,294
20,839,615(c)(e)	Government National Mortgage Association, Series
	2017-21, Class IO, 0.702%, 10/16/58	1,071,677
6,500,000	GS Mortgage Securities Trust, Series 2015-GC28,
	Class A5, 3.396%, 2/10/48	7,002,258
8,951,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%,
	2/11/41 (144A)	10,267,379
4,597,183	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2016-JP2, Class A4, 2.822%, 8/15/49	4,869,984
5,925,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-BCON, Class C, 3.881%, 1/5/31 (144A)	6,044,854
6,700,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	7,058,140
3,450,000(c)	JPMDB Commercial Mortgage Securities Trust, Series
	2016-C2, Class B, 3.99%, 6/15/49	3,593,439
6,650,000	JPMDB Commercial Mortgage Securities Trust, Series
	2016-C4, Class A3, 3.141%, 12/15/49	7,203,646
2,000,000(c)	JPMDB Commercial Mortgage Securities Trust, Series
	2016-C4, Class D, 3.2%, 12/15/49 (144A)	1,786,924
7,640,000	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class A4, 4.211%, 6/15/51	8,771,748
45,714,000(c)(e)	JPMDB Commercial Mortgage Securities Trust, Series
	2018-C8, Class XB, 0.192%, 6/15/51	424,249

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 37

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
7,150,000	Key Commercial Mortgage Securities Trust, Series
	2019-S2, Class A3, 3.469%, 6/15/52 (144A)	$ 7,565,288
2,863,500(c)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C21, Class C, 4.279%, 3/15/48	2,849,072
6,900,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A,
	4.419%, 7/11/40 (144A)	7,800,645
3,502,182(b)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-01, Class M7, 1.792% (1 Month USD LIBOR +
	170 bps), 10/15/49 (144A)	3,499,461
3,780,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	3,525,999
594,982	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class A, 2.833%, 10/25/52 (144A)	605,196
17,700,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%,
	7/15/41 (144A)	17,345,696
1,774,000(c)	UBS Commercial Mortgage Trust, Series 2018-C9, Class C,
	5.045%, 3/15/51	1,970,507
3,810,000	Wells Fargo Commercial Mortgage Trust, Series
	2015-NXS3, Class A4, 3.617%, 9/15/57	4,171,311
7,800,955	Wells Fargo Commercial Mortgage Trust, Series
	2016-C32, Class A3, 3.294%, 1/15/59	8,382,697
10,000,000	Wells Fargo Commercial Mortgage Trust, Series
	2016-LC24, Class A3, 2.684%, 10/15/49	10,517,425
10,050,000(c)	Wells Fargo Commercial Mortgage Trust, Series
	2018-C43, Class A4, 4.012%, 3/15/51	11,419,765
3,045,000	Wells Fargo Commercial Mortgage Trust, Series
	2019-C51, Class A4, 3.311%, 6/15/52	3,347,644
1,750,000(c)	WFRBS Commercial Mortgage Trust, Series 2014-C25,
	Class D, 3.803%, 11/15/47 (144A)	1,607,473
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $356,968,837)	$ 366,638,060
	CORPORATE BONDS — 28.9% of Net Assets
	Advertising — 0.3%
12,966,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 15,321,691
	Total Advertising	$ 15,321,691
	Aerospace & Defense — 1.1%
21,700,000	Boeing Co., 3.75%, 2/1/50	$ 22,380,898
14,425,000	Boeing Co., 3.9%, 5/1/49	15,201,521
7,910,000	Raytheon Technologies Corp., 4.125%, 11/16/28	9,108,629
19,575,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	19,948,099
	Total Aerospace & Defense	$ 66,639,147

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Airlines — 0.9%
6,035,112	Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
	1/15/30 (144A)	$ 6,110,370
12,006,230	Alaska Airlines Pass Through Trust, Series 2020-1
	Class A, 4.8%, 8/15/27 (144A)	13,289,803
1,685,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.5%,
	4/20/26 (144A)	1,783,994
1,410,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%,
	4/20/29 (144A)	1,522,222
5,683,778	British Airways 2019-1 Class A Pass Through Trust,
	3.35%, 6/15/29 (144A)	5,692,212
4,811,060	British Airways 2019-1 Class AA Pass Through Trust,
	3.3%, 12/15/32 (144A)	4,897,968
1,635,802	British Airways 2020-1 Class A Pass Through Trust,
	4.25%, 11/15/32 (144A)	1,761,857
2,180,569	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	2,521,628
2,715,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28
	(144A)	3,020,185
4,871,717	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%,
	5/15/32	5,007,400
1,883,297	JetBlue 2020-1 Class A Pass Through Trust, 4.0%,
	11/15/32	2,077,909
2,906,648	United Airlines 2020-1 Class B Pass Through Trust,
	4.875%, 1/15/26	3,082,516
1,440,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	1,490,400
1,440,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	1,490,400
	Total Airlines	$ 53,748,864
	Auto Manufacturers — 0.8%
6,700,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	$ 6,829,846
6,885,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	7,540,452
8,597,000	General Motors Financial Co., Inc., 4.0%, 1/15/25	9,368,611
7,044,000	General Motors Financial Co., Inc., 6.6%, 4/1/36	9,681,361
12,300,000	Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)	12,612,360
	Total Auto Manufacturers	$ 46,032,630
	Auto Parts & Equipment — 0.1%
3,130,000	Dana, Inc., 4.25%, 9/1/30	$ 3,219,988
3,615,000	Lear Corp., 3.5%, 5/30/30	3,888,029
	Total Auto Parts & Equipment	$ 7,108,017
	Banks — 3.9%
16,040,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR +
	187 bps), 4/10/25 (144A)	$ 17,280,720
10,258,000	Banco Santander Chile, 2.7%, 1/10/25 (144A)	10,708,429
3,955,000	Banco Santander Mexico SA Institucion de Banca Multiple
	Grupo Financiero Santand, 5.375%, 4/17/25 (144A)	4,487,501
3,000,000	Banco Santander SA, 2.749%, 12/3/30	2,975,497

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 39

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
20,595,000(c)	Bank of America Corp., 2.884% (3 Month USD LIBOR +
	119 bps), 10/22/30	$ 21,716,272
1,150,000	Bank of America Corp., 4.2%, 8/26/24	1,260,866
3,860,000	BPCE SA, 4.875%, 4/1/26 (144A)	4,379,259
2,295,000(a)(c)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
	489 bps) (144A)	2,426,962
565,000(a)(c)	Credit Suisse Group AG, 6.375% (5 Year CMT Index +
	482 bps) (144A)	628,918
11,725,000(a)(c)	Credit Suisse Group AG, 7.125% (5 Year USD Swap
	Rate + 511 bps)	12,237,969
5,337,000	Danske Bank AS, 5.375%, 1/12/24 (144A)	5,918,335
7,891,000(c)	Goldman Sachs Group, Inc., 3.272% (3 Month USD
	LIBOR + 120 bps), 9/29/25	8,442,649
6,335,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month USD
	LIBOR + 130 bps), 5/1/29	7,230,911
1,305,000	HSBC Bank Plc, 7.65%, 5/1/25	1,577,413
1,300,000(a)(c)	ING Groep NV, 5.75% (5 Year CMT Index + 434 bps)	1,439,880
5,617,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	6,577,892
900,000	Intesa Sanpaolo S.p.A., 4.198%, 6/1/32 (144A)	924,867
8,675,000	Lloyds Banking Group Plc, 4.65%, 3/24/26	9,825,562
10,745,000(c)	Macquarie Group Ltd., 2.691% (SOFRRATE +
	144 bps), 6/23/32 (144A)	10,785,777
10,505,000(a)(c)	Natwest Group Plc, 8.625% (5 Year USD Swap
	Rate + 760 bps)	10,591,666
5,315,000(a)(c)	Societe Generale SA, 4.75% (5 Year CMT Index +
	393 bps) (144A)	5,507,669
4,960,000(a)(c)	Societe Generale SA, 5.375% (5 Year CMT Index +
	451 bps) (144A)	5,251,400
9,051,000(a)(c)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
	624 bps) (144A)	9,130,649
11,891,000	Sumitomo Mitsui Financial Group, Inc., 3.202%, 9/17/29	12,666,528
10,350,000	UBS AG, 7.625%, 8/17/22	11,133,660
11,650,000(a)(c)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
	434 bps) (144A)	12,829,563
21,025,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
	230 bps), 9/22/26 (144A)	21,324,258
8,153,000(c)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE
	Swap Rate + 491 bps), 4/2/34 (144A)	9,802,515
	Total Banks	$ 229,063,587
	Beverages — 0.7%
25,000,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/49	$ 34,497,407
4,758,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	6,207,322
	Total Beverages	$ 40,704,729

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Building Materials — 0.2%
5,728,000	Carrier Global Corp., 2.722%, 2/15/30	$ 5,944,315
4,100,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	4,228,125
400,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.25%, 1/15/29 (144A)	424,972
	Total Building Materials	$ 10,597,412
	Chemicals — 0.5%
2,470,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	$ 2,451,475
3,493,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	3,764,755
968,000	OCI NV, 4.625%, 10/15/25 (144A)	1,009,445
2,482,000	OCI NV, 5.25%, 11/1/24 (144A)	2,558,197
10,491,000	Olin Corp., 5.0%, 2/1/30	11,186,029
900,000	Olin Corp., 5.625%, 8/1/29	995,788
5,820,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	5,885,359
	Total Chemicals	$ 27,851,048
	Commercial Services — 0.6%
3,971,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 4,210,173
1,230,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 Sarl, 4.625%, 6/1/28 (144A)	1,234,440
2,115,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 Sarl, 4.625%, 6/1/28 (144A)	2,116,656
3,355,000	CoreLogic, Inc., 4.5%, 5/1/28 (144A)	3,325,644
4,375,000	Element Fleet Management Corp., 1.6%, 4/6/24 (144A)	4,446,488
3,950,000	ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)	4,307,199
1,300,000	ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)	1,435,381
5,455,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	5,482,275
5,870,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 6.25%, 1/15/28 (144A)	6,244,213
	Total Commercial Services	$ 32,802,469
	Cosmetics/Personal Care — 0.1%
3,825,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 4,054,500
	Total Cosmetics/Personal Care	$ 4,054,500
	Diversified Financial Services — 1.0%
6,795,000	Air Lease Corp., 3.125%, 12/1/30	$ 6,910,485
10,150,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	10,873,188
985,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	1,050,666
4,885,000	Capital One Financial Corp., 3.3%, 10/30/24	5,261,736
9,675,000	Capital One Financial Corp., 3.75%, 4/24/24	10,453,032
8,520,000(a)(c)	Capital One Financial Corp., 3.95% (5 Year CMT
	Index + 316 bps)	8,701,050
5,200,000	Capital One Financial Corp., 4.25%, 4/30/25	5,796,001

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund | Annual Report | 6/30/21 41

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
1,810,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	$ 1,800,950
700,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	725,396
4,380,000	OneMain Finance Corp., 3.5%, 1/15/27	4,412,850
3,460,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	3,459,204
	Total Diversified Financial Services	$ 59,444,558
	Electric — 2.1%
2,695,000	Adani Electricity Mumbai, Ltd., 3.949%, 2/12/30 (144A)	$ 2,687,507
5,181,435	Adani Renewable Energy RJ, Ltd./Kodangal Solar
	Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
	10/15/39 (144A)	5,257,084
5,535,200	Adani Transmission, Ltd., 4.25%, 5/21/36 (144A)	5,637,345
8,905,000	AES Corp., 2.45%, 1/15/31 (144A)	8,820,770
3,220,000	AES Corp., 3.95%, 7/15/30 (144A)	3,521,070
4,027,000(d)	Dominion Energy, Inc., 3.071%, 8/15/24	4,269,227
4,170,000(c)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	4,847,625
4,655,000	Iberdrola International BV, 6.75%, 7/15/36	7,050,796
10,270,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	11,339,411
9,635,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	9,704,607
1,255,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.5%, 8/15/28 (144A)	1,299,176
7,485,000	Puget Energy, Inc., 2.379%, 6/15/28 (144A)	7,568,158
7,830,000	Puget Energy, Inc., 4.1%, 6/15/30	8,771,805
478,592	San Diego Gas & Electric Co., 1.914%, 2/1/22	480,346
9,720,000	Sempra Energy, 3.4%, 2/1/28	10,688,792
3,602,000	Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)	3,295,830
3,865,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	3,616,519
19,115,000	Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)	20,432,328
5,950,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	5,979,750
	Total Electric	$ 125,268,146
	Electronics — 0.0%†
2,055,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 2,081,304
	Total Electronics	$ 2,081,304
	Energy-Alternate Sources — 0.0%†
260,808	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 295,907
975,000	Atlantica Sustainable Infrastructure PLC, 4.125%,
	6/15/28 (144A)	993,330
	Total Energy-Alternate Sources	$ 1,289,237
	Engineering & Construction — 0.1%
4,494,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	$ 4,532,918
	Total Engineering & Construction	$ 4,532,918

The accompanying notes are an integral part of these financial statements.
42 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Entertainment — 0.2%
970,000	Boyne USA, Inc., 4.75%, 5/15/29 (144A)	$ 1,000,778
905,000	International Game Technology Plc, 4.125%,
	4/15/26 (144A)	942,331
3,751,000	International Game Technology Plc, 6.5%, 2/15/25 (144A)	4,205,809
600,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
	4.625%, 4/16/29 (144A)	622,373
2,900,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
	4.625%, 4/6/31 (144A)	3,005,708
	Total Entertainment	$ 9,776,999
	Environmental Control — 0.1%
5,910,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 6,205,500
2,320,000	Covanta Holding Corp., 6.0%, 1/1/27	2,412,800
	Total Environmental Control	$ 8,618,300
	Food — 0.4%
2,525,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
	LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	$ 2,692,938
1,930,000	Bimbo Bakeries USA, Inc., 4.0%, 5/17/51 (144A)	2,074,041
6,740,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	6,696,190
1,960,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	2,087,400
2,500,000	Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)	2,512,162
6,465,000	Smithfield Foods, Inc., 3.0%, 10/15/30 (144A)	6,525,125
728,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	848,182
	Total Food	$ 23,436,038
	Forest Products & Paper — 0.2%
7,457,000	International Paper Co., 7.3%, 11/15/39	$ 11,545,732
2,728,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	2,905,320
	Total Forest Products & Paper	$ 14,451,052
	Gas — 0.1%
3,060,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 3,282,256
1,719,742	Nakilat, Inc., 6.267%, 12/31/33 (144A)	2,113,477
	Total Gas	$ 5,395,733
	Hand/Machine Tools — 0.1%
3,879,000	Kennametal, Inc., 2.8%, 3/1/31	$ 3,906,425
	Total Hand/Machine Tools	$ 3,906,425
	Healthcare-Products — 0.6%
12,725,000	Boston Scientific Corp., 2.65%, 6/1/30	$ 13,175,346
6,810,000	Edwards Lifesciences Corp., 4.3%, 6/15/28	7,902,478
15,920,000	Smith & Nephew Plc, 2.032%, 10/14/30	15,588,793
	Total Healthcare-Products	$ 36,666,617

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 43

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	Healthcare-Services — 0.4%
16,810,000	Fresenius Medical Care US Finance III, Inc., 2.375%,
	2/16/31 (144A)	$ 16,419,011
7,485,000	Laboratory Corp. of America Holdings, 2.7%, 6/1/31	7,635,880
	Total Healthcare-Services	$ 24,054,891
	Insurance — 1.2%
5,695,000	Arthur J Gallagher & Co., 2.5%, 5/20/31	$ 5,758,347
2,335,000	AXA SA, 8.6%, 12/15/30	3,551,810
2,960,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD
	LIBOR + 345 bps), 10/15/54 (144A)	3,709,202
9,710,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD
	LIBOR + 323 bps), 11/1/57 (144A)	10,950,992
18,482,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	28,756,260
15,460,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	17,337,957
690,000	Teachers Insurance & Annuity Association of America,
	6.85%, 12/16/39 (144A)	1,047,129
	Total Insurance	$ 71,111,697
	Internet — 0.4%
2,400,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 2,385,000
15,750,000	Expedia Group, Inc., 3.25%, 2/15/30	16,467,907
4,125,000	Expedia Group, Inc., 3.8%, 2/15/28	4,489,761
	Total Internet	$ 23,342,668
	Lodging — 0.6%
2,780,000	Genting New York LLC/GENNY Capital, Inc., 3.3%,
	2/15/26 (144A)	$ 2,807,423
4,985,000	Hilton Domestic Operating Co., Inc., 3.75%,
	5/1/29 (144A)	5,023,385
16,130,000	Marriott International, Inc., 3.5%, 10/15/32	17,156,218
3,100,000	Marriott International, Inc., 4.625%, 6/15/30	3,573,793
1,325,000	Marriott International, Inc., 5.75%, 5/1/25	1,529,950
4,300,000	Sands China Ltd., 4.375%, 6/18/30	4,649,031
	Total Lodging	$ 34,739,800
	Machinery-Construction & Mining — 0.1%
5,615,000	Weir Group Plc, 2.2%, 5/13/26 (144A)	$ 5,640,390
	Total Machinery-Construction & Mining	$ 5,640,390
	Media — 0.6%
1,185,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%,
	6/1/33 (144A)	$ 1,212,563
8,500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
	3/1/30 (144A)	8,978,125
7,745,000	Comcast Corp., 4.15%, 10/15/28	8,979,324
5,800,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	5,690,438
2,325,000	CSC Holdings LLC, 5.0%, 11/15/31 (144A)	2,336,160

The accompanying notes are an integral part of these financial statements.
44 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Media — (continued)
1,040,000	Diamond Sports Group LLC/Diamond Sports Finance
	Co., 6.625%, 8/15/27 (144A)	$ 509,600
1,990,000	News Corp., 3.875%, 5/15/29 (144A)	2,009,900
6,105,000	Sirius XM Radio, Inc., 4.0%, 7/15/28 (144A)	6,294,621
400,000	Summer BC Bidco B LLC, 5.5%, 10/31/26 (144A)	406,820
	Total Media	$ 36,417,551
	Mining — 0.5%
2,400,000	Alcoa Nederland Holding BV, 4.125%, 3/31/29 (144A)	$ 2,499,108
6,420,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	6,496,611
3,240,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	3,339,727
12,198,000	FMG Resources August 2006 Pty Ltd., 4.375%,
	4/1/31 (144A)	13,021,365
1,565,000	Kaiser Aluminum Corp., 4.5%, 6/1/31 (144A)	1,604,970
	Total Mining	$ 26,961,781
	Miscellaneous Manufacturers — 0.0%†
1,910,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 1,893,889
	Total Miscellaneous Manufacturers	$ 1,893,889
	Multi-National — 0.5%
11,165,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 12,151,539
6,065,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	6,385,390
7,150,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	7,727,720
2,230,000	Banque Ouest Africaine de Developpement, 5.0%,
	7/27/27 (144A)	2,480,813
	Total Multi-National	$ 28,745,462
	Oil & Gas — 1.5%
19,020,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 25,836,399
1,705,000	EQT Corp., 3.125%, 5/15/26 (144A)	1,742,868
1,775,000	EQT Corp., 3.625%, 5/15/31 (144A)	1,850,438
1,850,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	1,959,335
2,810,000	Lundin Energy Finance BV, 2.0%, 7/15/26 (144A)	2,817,038
20,680,000	Lundin Energy Finance BV, 3.1%, 7/15/31 (144A)	20,913,341
5,000,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	5,326,625
1,745,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	1,757,896
6,065,000	Petroleos Mexicanos, 5.35%, 2/12/28	5,964,624
3,835,000	Phillips 66, 2.15%, 12/15/30	3,774,387
3,625,000	Valero Energy Corp., 2.15%, 9/15/27	3,684,375
8,468,000	Valero Energy Corp., 6.625%, 6/15/37	11,616,855
	Total Oil & Gas	$ 87,244,181

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 45

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas Services — 0.1%
2,250,000	Halliburton Co., 7.6%, 8/15/96 (144A)	$ 2,903,417
	Total Oil & Gas Services	$ 2,903,417
	Packaging & Containers — 0.1%
3,910,000	TriMas Corp., 4.125%, 4/15/29 (144A)	$ 3,958,093
	Total Packaging & Containers	$ 3,958,093
	Pharmaceuticals — 1.0%
5,265,000	Bausch Health Americas, Inc., 9.25%, 4/1/26 (144A)	$ 5,726,741
4,900,000	Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)	5,460,658
6,225,000	Cigna Corp., 4.375%, 10/15/28	7,245,900
352,502	CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)	386,631
2,253,222	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	2,672,096
1,578,781	CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)	1,910,365
2,624,021	CVS Pass-Through Trust, 6.036%, 12/10/28	3,073,188
4,133,498	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	5,420,398
3,600,000	Jazz Securities, DAC, 4.375%, 1/15/29 (144A)	3,732,480
3,710,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV,
	4.125%, 4/30/28 (144A)	3,783,458
11,586,000	Teva Pharmaceutical Finance Netherlands III BV,
	3.15%, 10/1/26	11,021,182
4,000,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.75%, 3/1/28	4,380,000
5,175,000	Teva Pharmaceutical Finance Netherlands III BV,
	7.125%, 1/31/25	5,705,438
	Total Pharmaceuticals	$ 60,518,535
	Pipelines — 3.0%
3,450,000	DCP Midstream Operating LP, 5.375%, 7/15/25	$ 3,842,265
4,025,000	DCP Midstream Operating LP, 5.6%, 4/1/44	4,427,500
3,190,000	Enable Midstream Partners LP, 4.15%, 9/15/29	3,496,020
14,441,000	Enable Midstream Partners LP, 4.95%, 5/15/28	16,547,205
10,550,000	Enbridge, Inc., 3.7%, 7/15/27	11,641,959
6,730,000	Energy Transfer LP, 5.35%, 5/15/45	7,789,852
4,085,000	Energy Transfer LP, 6.0%, 6/15/48	5,166,786
786,000	Energy Transfer LP, 6.1%, 2/15/42	977,610
1,125,000	Energy Transfer LP, 6.125%, 12/15/45	1,434,455
4,207,000	Energy Transfer LP, 6.5%, 2/1/42	5,464,441
11,045,000(a)(c)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	11,403,963
510,000	EnLink Midstream LLC, 5.375%, 6/1/29	532,246
8,316,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	7,380,450
4,299,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	3,890,595
4,680,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	4,908,150
11,489,000	Midwest Connector Capital Co. LLC, 4.625%,
	4/1/29 (144A)	12,221,953
9,940,000	MPLX LP, 4.25%, 12/1/27	11,270,964
3,875,000	MPLX LP, 4.875%, 12/1/24	4,336,676

The accompanying notes are an integral part of these financial statements.
46 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	Pipelines — (continued)
3,045,000	MPLX LP, 4.875%, 6/1/25	$ 3,438,276
6,920,000	MPLX LP, 5.5%, 2/15/49	8,962,957
6,860,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	7,078,118
12,125,000	Phillips 66 Partners LP, 3.75%, 3/1/28	13,276,758
10,675,000	Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	12,332,379
8,870,000	Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)	9,654,628
2,475,000	Williams Cos., Inc., 7.75%, 6/15/31	3,441,520
	Total Pipelines	$ 174,917,726
	REITs — 2.1%
5,995,000	Alexandria Real Estate Equities, Inc., 1.875%, 2/1/33	$ 5,675,003
2,555,000	Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26	2,864,619
5,715,000	Corporate Office Properties LP, 2.75%, 4/15/31	5,756,024
1,480,000	Essex Portfolio LP, 3.625%, 5/1/27	1,634,627
6,000,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
	6/15/26 (144A)	6,045,000
5,105,000	Healthcare Realty Trust, Inc., 2.05%, 3/15/31	4,940,587
4,461,000	Healthcare Realty Trust, Inc., 2.4%, 3/15/30	4,488,711
11,631,000	Healthcare Trust of America Holdings LP, 3.1%, 2/15/30	12,365,351
4,675,000	Healthcare Trust of America Holdings LP, 3.75%, 7/1/27	5,197,591
3,160,000	Highwoods Realty LP, 2.6%, 2/1/31	3,178,676
3,390,000	Highwoods Realty LP, 3.625%, 1/15/23	3,504,419
7,105,000	Highwoods Realty LP, 4.125%, 3/15/28	7,965,028
6,291,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	6,369,638
8,700,000	iStar, Inc., 4.25%, 8/1/25	8,950,125
3,475,000	iStar, Inc., 4.75%, 10/1/24	3,657,437
515,000	iStar, Inc., 5.5%, 2/15/26	539,462
5,320,000	Lexington Realty Trust, 2.7%, 9/15/30	5,413,580
4,020,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	4,060,160
9,833,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	10,525,833
6,975,000	SBA Tower Trust, 3.869%, 10/8/24 (144A)	7,329,223
1,520,000	UDR, Inc., 2.95%, 9/1/26	1,624,333
5,300,000	UDR, Inc., 4.4%, 1/26/29	6,141,205
7,124,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	7,613,775
	Total REITs	$ 125,840,407
	Retail — 0.3%
9,870,000	7-Eleven, Inc., 1.8%, 2/10/31 (144A)	$ 9,446,170
4,115,000	AutoNation, Inc., 4.75%, 6/1/30	4,871,600
2,420,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	2,413,817
	Total Retail	$ 16,731,587

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 47

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	Semiconductors — 0.5%
4,748,000	Broadcom, Inc., 4.11%, 9/15/28	$ 5,345,616
3,225,000	Broadcom, Inc., 4.3%, 11/15/32	3,676,855
15,388,000	Broadcom, Inc., 5.0%, 4/15/30	18,188,546
3,925,000	Skyworks Solutions, Inc., 3.0%, 6/1/31	4,022,582
	Total Semiconductors	$ 31,233,599
	Software — 0.6%
20,040,000	Broadridge Financial Solutions, Inc., 2.6%, 5/1/31	$ 20,428,918
15,690,000	Citrix Systems, Inc., 3.3%, 3/1/30	16,523,502
	Total Software	$ 36,952,420
	Telecommunications — 0.9%
1,945,000	Altice France SA, 5.125%, 7/15/29 (144A)	$ 1,954,530
8,264,000	Altice France SA, 5.5%, 1/15/28 (144A)	8,575,553
3,950,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	4,099,784
1,260,000	Lumen Technologies, Inc., 4.0%, 2/15/27 (144A)	1,285,200
10,275,000	Motorola Solutions, Inc., 2.3%, 11/15/30	10,101,809
3,700,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	3,673,101
4,600,000	T-Mobile USA, Inc., 2.55%, 2/15/31	4,647,702
5,605,000	T-Mobile USA, Inc., 3.375%, 4/15/29 (144A)	5,784,324
11,205,000	T-Mobile USA, Inc., 3.5%, 4/15/31 (144A)	11,592,581
	Total Telecommunications	$ 51,714,584
	Trucking & Leasing — 0.3%
7,615,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 1.7%,
	6/15/26 (144A)	$ 7,658,770
4,183,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.35%,
	11/1/29 (144A)	4,468,763
4,615,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.2%,
	4/1/27 (144A)	5,190,159
	Total Trucking & Leasing	$ 17,317,692
	Water — 0.1%
3,340,000	Essential Utilities, Inc., 3.566%, 5/1/29	$ 3,700,441
	Total Water	$ 3,700,441
	TOTAL CORPORATE BONDS
	(Cost $1,598,863,481)	$ 1,694,732,232
	FOREIGN GOVERNMENT BOND — 0.2%
	of Net Assets
	Mexico — 0.2%
13,425,000	Mexico Government International Bond, 4.6%, 2/10/48	$ 14,401,534
	Total Mexico	$ 14,401,534
	TOTAL FOREIGN GOVERNMENT BOND
	(Cost $12,396,094)	$ 14,401,534

The accompanying notes are an integral part of these financial statements.
48 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
INSURANCE-LINKED SECURITIES — 2.1%
of Net Assets#
Event Linked Bonds — 0.2%
Earthquakes – Mexico — 0.0%†
250,000(b)	International Bank for Reconstruction & Development,
	3.539% (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 253,600
Health – U.S. — 0.1%
2,500,000(b)	Vitality Re X, 1.791% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 2,451,300
Inland Flood – U.S. — 0.0%†
250,000(b)	FloodSmart Re, 11.871% (1 Month U.S. Treasury Bill +
	1,183 bps), 3/7/22 (144A)	$ 243,400
750,000(b)	FloodSmart Re, 15.121% (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	743,475
1,250,000(b)	FloodSmart Re, 13.041% (3 Month U.S. Treasury Bill +
	1,300 bps), 3/1/24 (144A)	1,240,000
$ 2,226,875
Multiperil – U.S. — 0.1%
2,000,000(b)	Bowline Re, Series 2018-1, 4.801% (3 Month U.S. Treasury
	Bill + 476 bps), 5/23/22 (144A)	$ 2,009,400
100,000(b)	Caelus Re V, 0.541% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	50,000
500,000(b)	Herbie Re, 9.041% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	523,950
$ 2,583,350
Multiperil – U.S. Regional — 0.0%†
1,250,000(b)	Matterhorn Re, 5.041% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	$ 1,218,500
Pandemic – U.S. — 0.0%†
1,000,000(b)	Vitality Re XI, 1.841% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 975,000
	Total Event Linked Bonds	$ 9,708,625

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.4%
	Multiperil – Massachusetts — 0.1%
3,000,000+(g)(h)	Denning Re, 7/31/24	$ 3,024,808
	Multiperil – U.S. — 0.2%
8,000,000+(g)(h)	Ballybunion Re, 2/28/22	$ 8,360,445
2,250,000+(g)(h)	Ballybunion Re 2020-3, 7/31/24	2,326,597
600,000+(g)	Dingle Re 2019, 2/1/22	12,315
750,000+(g)(h)	Dingle Re 2020, 12/31/21	775,869

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 49

Schedule of Investments | 6/30/21 (continued)

Face
Amount
USD ($)		Value
	Multiperil – U.S. — (continued)
2,000,000+(g)(h)	Port Royal Re 2019, 5/31/22	$ 2,058,200
		$ 13,533,426
	Multiperil – U.S. Regional — 0.0%†
2,500,000+(g)(h)	Ailsa Re 2019, 6/30/22	$ 2,673,058
	Multiperil – Worldwide — 0.1%
167,000+(g)	Limestone Re, 3/1/23 (144A)	$ 99,165
28,000+(g)	Limestone Re 2016-1, 8/31/21	1,575
82,000+(g)	Limestone Re 2016-1, 8/31/21	4,612
20,000+(g)	Limestone Re 2019, 9/9/22	—
480,000+(g)(h)	Limestone Re 2020-1, 3/1/24 (144A)	111,936
1,420,000+(g)(h)	Limestone Re 2020-1, 3/1/24 (144A)	331,144
1,333,000+(g)(h)	Limestone Re 2020-2, 10/1/24	1,456,302
250,000+(g)(h)	Merion Re 2021-1, 12/31/24	229,191
400,000+(g)(h)	Old Head Re 2021, 12/31/24	352,451
1,000,000+(g)	Pine Valley Re 2021, 12/31/24	964,840
3,600,000+(g)(h)	Resilience Re, 10/6/21	—
567,400+(g)(h)	Seminole Re 2018, 1/31/22	14,019
553,333+(g)(h)	Walton Health Re 2018, 6/15/22	173,816
350,000+(g)(h)	Walton Health Re 2019, 6/30/22	294,118
		$ 4,033,169
	Windstorm – Florida — 0.0%†
3,250,000+(g)	Cedar Re 2020, 6/30/24	$ 97,545
1,500,000+(g)(h)	Formby Re 2018, 2/28/22	208,790
		$ 306,335
	Windstorm – U.S. Regional — 0.0%†
1,000,000+(g)(h)	Oakmont Re 2017, 4/30/22	$ 29,400
2,500,000+(g)(h)	Oakmont Re 2020, 4/30/24	2,018,848
		$ 2,048,248
	Total Collateralized Reinsurance	$ 25,619,044
	Reinsurance Sidecars — 1.5%
	Multiperil – U.S. — 0.1%
4,500,000+(g)(h)	Carnoustie Re 2017, 11/30/21	$ 593,100
2,000,000+(g)(h)	Carnoustie Re 2020, 12/31/23	271,200
1,853,719+(g)(h)	Carnoustie Re 2021, 12/31/24	1,917,248
1,300,000+(g)(h)	Castle Stuart Re 2018, 12/1/21	11,310
2,000,000+(h)(i)	Harambee Re 2018, 12/31/21	5,600
5,000,000+(i)	Harambee Re 2019, 12/31/22	25,500
4,000,000+(h)(i)	Harambee Re 2020, 12/31/23	256,800
		$ 3,080,758

The accompanying notes are an integral part of these financial statements.
50 Pioneer Bond Fund | Annual Report | 6/30/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 1.4%
34,018+(i)	Alturas Re 2019-2, 3/10/22	$ 46,710
2,200+(g)	Alturas Re 2019-2, 3/10/23 (144A)	5,991
24,550+(g)	Alturas Re 2019-3, 9/12/23	19,876
285,668+(g)(h)	Alturas Re 2020-1A, 3/10/23	115,638
363,577+(g)(h)	Alturas Re 2020-1B, 3/10/23 (144A)	147,176
540,698+(i)	Alturas Re 2020-2, 3/10/23	649,919
225,450+(h)(i)	Alturas Re 2020-3, 9/30/24	228,223
3,959,302+(h)(i)	Alturas Re 2021-2, 12/31/24	3,961,678
2,000,000+(g)(h)	Bantry Re 2016, 3/31/22	161,200
1,500,000+(g)(h)	Bantry Re 2017, 3/31/22	87,662
2,000,000+(g)(h)	Bantry Re 2018, 12/31/21	22,800
5,000,000+(g)(h)	Bantry Re 2019, 12/31/22	169,818
4,776,758+(g)(h)	Bantry Re 2020, 12/31/23	698,362
5,000,000+(g)(h)	Bantry Re 2021, 12/31/24	5,338,700
10,192,268+(g)(h)	Berwick Re 2018-1, 12/31/21	979,295
7,281,734+(g)(h)	Berwick Re 2019-1, 12/31/22	870,167
3,000,000+(g)	Berwick Re 2020-1, 12/31/23	300
4,000,000+(g)(h)	Berwick Re 2021-1, 12/31/24	4,321,718
185,850+(g)	Eden Re II, 3/22/22 (144A)	51,306
6,000+(g)	Eden Re II, 3/22/23 (144A)	32,172
59,061+(g)	Eden Re II, 3/22/23 (144A)	311,238
210,000+(g)(h)	Eden Re II, 3/22/24 (144A)	222,537
640,000+(g)(h)	Eden Re II, 3/22/24 (144A)	694,336
125,000+(g)	Eden Re II, 3/22/22 (144A)	32,328
7,500,000+(g)(h)	Eden Re II, Series B, 3/21/25 (144A)	7,335,750
1,000,000+(g)(h)	Gleneagles Re 2018, 12/31/21	118,300
886,832+(g)(h)	Gleneagles Re 2019, 12/31/22	19,818
1,250,000+(g)(h)	Gleneagles Re 2020, 12/31/23	177,250
1,250,000+(g)(h)	Gleneagles Re 2021, 12/31/24	1,310,177
2,118,314+(g)(h)	Gullane Re 2018, 12/31/21	361,093
6,000,000+(g)(h)	Gullane Re 2021, 12/31/24	6,394,297
2,000+(g)	Limestone Re 2018, 3/1/22	—
500,000+(i)	Lion Rock Re 2019, 1/31/22	2,650
500,000+(g)	Lion Rock Re 2020, 1/31/22	—
500,000+(g)(h)	Lion Rock Re 2021, 12/31/24	564,500
5,000,000+(h)(i)	Lorenz Re 2018, 7/1/22	25,500
2,993,180+(h)(i)	Lorenz Re 2019, 6/30/22	328,352
2,019,510+(h)(i)	Lorenz Re 2020, 6/30/23	2,033,849
2,480,490+(h)(i)	Lorenz Re 2020, 6/30/23	2,498,102
7,000,000+(g)(h)	Merion Re 2018-2, 12/31/21	1,158,500
9,000,000+(g)(h)	Merion Re 2021-2, 12/31/24	9,336,489
3,000,000+(g)	Pangaea Re 2016-2, 11/30/21	5,350
3,800,000+(g)(h)	Pangaea Re 2018-1, 12/31/21	80,007
6,500,000+(g)(h)	Pangaea Re 2018-3, 7/1/22	134,832

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 51

Schedule of Investments | 6/30/21 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
4,017,011+(g)(h)	Pangaea Re 2019-1, 2/1/23	$ 83,704
4,779,537+(g)(h)	Pangaea Re 2019-3, 7/1/23	171,924
3,974,837+(g)	Pangaea Re 2020-1, 2/1/24	84,354
5,000,000+(g)(h)	Pangaea Re 2020-1, 12/31/24	5,211,804
5,000,000+(g)(h)	Pangaea Re 2020-3, 7/1/24	5,499,678
1,250,000+(h)(j)	Phoenix One Re, 1/4/27	1,271,625
1,260,000+(g)(h)	Sector Re V, 12/1/23 (144A)	264,023
99,999+(g)(h)	Sector Re V, 12/1/24 (144A)	270,501
959+(g)(h)	Sector Re V, 3/1/25 (144A)	197,044
3,490+(g)(h)	Sector Re V, 3/1/25 (144A)	87,627
1,500,000+(g)(h)	Sector Re V, 12/1/25 (144A)	1,533,635
2,699,987+(g)(h)	Sector Re V, 12/1/25 (144A)	2,760,530
533+(g)(h)	Sector Re V, 3/1/25 (144A)	109,514
240,014+(g)(h)	Sector Re V, Series 8, Class D, 12/1/23 (144A)	56,851
600,000+(g)(h)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	371,246
200,000+(g)(h)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	541,008
1,914+(g)	Sector Re V, Series 9, Class G, 3/1/24 (144A)	32,873
1,737,984+(g)(h)	St. Andrews Re 2017-4, 6/1/22	171,018
3,609,700+(g)	Sussex Re 2020-1, 12/31/22	181,568
1,250,000+(g)(h)	Sussex Re 2021-1, 12/31/24	1,246,250
500,000+(h)(i)	Thopas Re 2018, 12/31/21	2,500
3,000,000+(h)(i)	Thopas Re 2019, 12/31/22	135,300
6,000,000+(i)	Thopas Re 2020, 12/31/23	51,600
7,000,000+(h)(i)	Thopas Re 2021, 12/31/24	7,233,100
2,000,000+(g)(h)	Versutus Re 2018, 12/31/21	—
1,765,095+(g)	Versutus Re 2019-A, 12/31/21	45,186
1,734,905+(g)	Versutus Re 2019-B, 12/31/21	42,332
1,000,000+(h)(i)	Viribus Re 2018, 12/31/21	—
3,650,000+(h)(i)	Viribus Re 2019, 12/31/22	152,205
4,139,570+(h)(i)	Viribus Re 2020, 12/31/23	30,633
3,717,666+(h)(i)	Viribus Re 2021, 12/31/24	3,743,318
1,623,326+(g)(h)	Woburn Re 2018, 12/31/21	119,152
4,979,452+(g)(h)	Woburn Re 2019, 12/31/22	1,472,424
		$ 84,228,493
	Total Reinsurance Sidecars	$ 87,309,251
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $120,615,303)	$ 122,636,920

The accompanying notes are an integral part of these financial statements.
52 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
MUNICIPAL BOND — 0.0%† of Net Assets(j)
Municipal General — 0.0%†
2,335,000	Virginia Commonwealth Transportation Board,
	Transportation Capital Projects, 4.0%, 5/15/32	$ 2,545,127
	Total Municipal General	$ 2,545,127
TOTAL MUNICIPAL BOND
	(Cost $2,453,151)	$ 2,545,127
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 0.4% of Net Assets*(b)
Automobile — 0.0%†
714,713	Navistar, Inc., Tranche B Term Loan, 3.6% (LIBOR +
	350 bps), 11/6/24	$ 715,905
	Total Automobile	$ 715,905
Computers & Electronics — 0.0%†
1,024,981	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
	4.368% (LIBOR + 425 bps), 6/26/25	$ 1,014,731
	Total Computers & Electronics	$ 1,014,731
Diversified & Conglomerate Service — 0.0%†
1,053,250	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	$ 1,025,038
	Total Diversified & Conglomerate Service	$ 1,025,038
Electronics — 0.1%
4,847,969	Scientific Games International, Inc., Initial Term B-5
	Loan, 2.854% (LIBOR + 275 bps), 8/14/24	$ 4,819,182
	Total Electronics	$ 4,819,182
Forest Products — 0.1%
4,365,000	Schweitzer-Mauduit International, Inc., Term Loan B,
	4.5% (LIBOR + 375 bps), 2/9/28	$ 4,315,894
	Total Forest Products	$ 4,315,894
Healthcare, Education & Childcare — 0.1%
548,913	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 546,855
1,074,840	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term
	B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	1,060,509
	Total Healthcare, Education & Childcare	$ 1,607,364
Hotel, Gaming & Leisure — 0.0%†
1,394,219	1011778 B.C. Unlimited Liability Co. (New Red Finance,
Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan,
	1.854% (LIBOR + 175 bps), 11/19/26	$ 1,376,792
	Total Hotel, Gaming & Leisure	$ 1,376,792

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 53

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
Insurance — 0.0%†
363,509(k)	MPH Acquisition Holdings LLC, Initial Term Loan
	(LIBOR + 275 bps), 6/7/23	$ 362,878
818,125	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 3.147% (LIBOR + 300 bps), 5/16/24	811,697
	Total Insurance	$ 1,174,575
Leasing — 0.1%
623,971	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	$ 617,483
2,660,625	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
Tranche B-1 Term Loan, 3.875% (LIBOR +
	375 bps), 9/11/23	2,643,166
	Total Leasing	$ 3,260,649
Leisure & Entertainment — 0.0%†
190,787	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	$ 182,917
	Total Leisure & Entertainment	$ 182,917
Retail — 0.0%†
524,300	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.676% (LIBOR + 450 bps), 9/12/24	$ 517,746
	Total Retail	$ 517,746
Telecommunications — 0.0%†
809,587	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.854% (LIBOR + 175 bps), 3/1/27	$ 798,961
	Total Telecommunications	$ 798,961
Utilities — 0.0%†
885,791	Eastern Power LLC (Eastern Covert Midco LLC) (aka
TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	$ 793,257
	Total Utilities	$ 793,257
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $21,776,879)	$ 21,603,011
U.S. GOVERNMENT AND AGENCY OBLIGATIONS —
50.4% of Net Assets
54,000,000	Fannie Mae, 1.5%, 8/1/51 (TBA)	$ 54,607,986
37,000,000	Fannie Mae, 2.0%, 7/1/36 (TBA)	38,175,372
30,000,000	Fannie Mae, 2.0%, 7/1/50 (TBA)	30,331,641
33,000,000	Fannie Mae, 2.0%, 8/1/51 (TBA)	33,299,062
635,690	Fannie Mae, 2.5%, 7/1/30	669,192
711,814	Fannie Mae, 2.5%, 7/1/30	748,188
1,089,720	Fannie Mae, 2.5%, 7/1/30	1,146,104
137,654	Fannie Mae, 2.5%, 12/1/42	143,733
152,320	Fannie Mae, 2.5%, 12/1/42	159,008

The accompanying notes are an integral part of these financial statements.
54 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
131,722	Fannie Mae, 2.5%, 1/1/43	$ 137,668
53,059	Fannie Mae, 2.5%, 2/1/43	55,014
61,258	Fannie Mae, 2.5%, 2/1/43	63,665
1,480,225	Fannie Mae, 2.5%, 2/1/43	1,547,049
193,827	Fannie Mae, 2.5%, 3/1/43	202,196
86,329	Fannie Mae, 2.5%, 4/1/43	89,435
163,495	Fannie Mae, 2.5%, 8/1/43	170,670
74,600	Fannie Mae, 2.5%, 12/1/43	77,388
114,201	Fannie Mae, 2.5%, 3/1/44	118,615
96,176	Fannie Mae, 2.5%, 4/1/45	99,814
155,109	Fannie Mae, 2.5%, 4/1/45	160,920
188,596	Fannie Mae, 2.5%, 4/1/45	195,901
246,598	Fannie Mae, 2.5%, 4/1/45	255,508
263,355	Fannie Mae, 2.5%, 4/1/45	273,780
292,238	Fannie Mae, 2.5%, 4/1/45	303,951
774,882	Fannie Mae, 2.5%, 4/1/45	805,979
862,981	Fannie Mae, 2.5%, 4/1/45	897,571
30,718	Fannie Mae, 2.5%, 5/1/45	31,876
63,117	Fannie Mae, 2.5%, 7/1/45	65,656
123,364	Fannie Mae, 2.5%, 8/1/45	128,329
82,488	Fannie Mae, 2.5%, 1/1/46	85,771
188,000,000	Fannie Mae, 2.5%, 7/1/51 (TBA)	194,572,657
37,000,000	Fannie Mae, 2.5%, 8/1/51 (TBA)	38,219,844
1,823,469	Fannie Mae, 3.0%, 10/1/30	1,930,859
678,164	Fannie Mae, 3.0%, 4/1/31	717,688
262,272	Fannie Mae, 3.0%, 6/1/40	275,153
10,679,555	Fannie Mae, 3.0%, 8/1/42	11,399,346
2,505,941	Fannie Mae, 3.0%, 9/1/42	2,671,200
3,826,616	Fannie Mae, 3.0%, 5/1/43	4,050,129
337,232	Fannie Mae, 3.0%, 7/1/43	358,644
770,438	Fannie Mae, 3.0%, 8/1/43	817,016
2,340,649	Fannie Mae, 3.0%, 9/1/43	2,484,228
423,285	Fannie Mae, 3.0%, 3/1/45	447,279
4,201,603	Fannie Mae, 3.0%, 6/1/45	4,498,782
728,499	Fannie Mae, 3.0%, 7/1/45	765,144
1,680,662	Fannie Mae, 3.0%, 3/1/47	1,772,938
394,001	Fannie Mae, 3.0%, 8/1/49	411,368
14,500	Fannie Mae, 3.0%, 9/1/49	15,154
1,177,264	Fannie Mae, 3.0%, 9/1/49	1,230,902
1,314,498	Fannie Mae, 3.0%, 9/1/49	1,377,588
769,366	Fannie Mae, 3.0%, 12/1/49	804,147
20,656	Fannie Mae, 3.0%, 4/1/50	21,568
2,340,935	Fannie Mae, 3.0%, 5/1/50	2,441,394

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 55

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
8,904,652	Fannie Mae, 3.0%, 6/1/50	$ 9,289,796
2,627,078	Fannie Mae, 3.0%, 7/1/50	2,738,162
576,139	Fannie Mae, 3.0%, 8/1/50	600,450
56,000,000	Fannie Mae, 3.0%, 7/1/51 (TBA)	58,386,563
31,000,000	Fannie Mae, 3.0%, 8/1/51 (TBA)	32,300,547
1,557,358	Fannie Mae, 3.5%, 6/1/28	1,682,992
458,313	Fannie Mae, 3.5%, 11/1/40	493,591
335,177	Fannie Mae, 3.5%, 10/1/41	366,118
2,418,540	Fannie Mae, 3.5%, 11/1/41	2,606,313
277,390	Fannie Mae, 3.5%, 6/1/42	301,007
1,318,341	Fannie Mae, 3.5%, 7/1/42	1,420,834
1,448,171	Fannie Mae, 3.5%, 8/1/42	1,560,548
179,525	Fannie Mae, 3.5%, 10/1/42	188,640
138,839	Fannie Mae, 3.5%, 11/1/42	151,424
259,744	Fannie Mae, 3.5%, 12/1/42	282,308
316,859	Fannie Mae, 3.5%, 12/1/42	345,563
832,828	Fannie Mae, 3.5%, 4/1/45	899,956
2,862,010	Fannie Mae, 3.5%, 6/1/45	3,079,014
4,948,609	Fannie Mae, 3.5%, 8/1/45	5,437,875
2,415,523	Fannie Mae, 3.5%, 9/1/45	2,586,045
4,476,724	Fannie Mae, 3.5%, 9/1/45	4,854,912
687,051	Fannie Mae, 3.5%, 10/1/45	740,000
7,242,890	Fannie Mae, 3.5%, 11/1/45	7,959,005
1,747,324	Fannie Mae, 3.5%, 5/1/46	1,897,213
252,586	Fannie Mae, 3.5%, 10/1/46	272,057
2,212,812	Fannie Mae, 3.5%, 1/1/47	2,351,329
4,014,930	Fannie Mae, 3.5%, 1/1/47	4,357,931
5,291,334	Fannie Mae, 3.5%, 1/1/47	5,692,165
53,782	Fannie Mae, 3.5%, 2/1/47	58,043
159,488	Fannie Mae, 3.5%, 7/1/47	171,462
147,063	Fannie Mae, 3.5%, 10/1/47	158,749
360,106	Fannie Mae, 3.5%, 12/1/47	395,626
3,913,237	Fannie Mae, 3.5%, 12/1/47	4,148,250
70,521	Fannie Mae, 3.5%, 2/1/49	74,072
65,068	Fannie Mae, 3.5%, 4/1/49	67,290
1,095,763	Fannie Mae, 3.5%, 5/1/49	1,197,208
1,680,911	Fannie Mae, 3.5%, 5/1/49	1,845,670
43,177	Fannie Mae, 3.5%, 7/1/49	46,778
57,000,000	Fannie Mae, 3.5%, 7/1/51 (TBA)	60,011,426
14,000,000	Fannie Mae, 3.5%, 8/1/51 (TBA)	14,748,398
4,862	Fannie Mae, 4.0%, 10/1/25	5,171
120,055	Fannie Mae, 4.0%, 11/1/34	130,810

The accompanying notes are an integral part of these financial statements.
56 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
1,103,711	Fannie Mae, 4.0%, 4/1/39	$ 1,213,417
3,796,934	Fannie Mae, 4.0%, 10/1/40	4,234,016
686,890	Fannie Mae, 4.0%, 12/1/40	765,960
534,402	Fannie Mae, 4.0%, 4/1/41	583,958
459,120	Fannie Mae, 4.0%, 5/1/41	504,710
543,827	Fannie Mae, 4.0%, 10/1/41	592,479
353,493	Fannie Mae, 4.0%, 12/1/41	388,691
147,817	Fannie Mae, 4.0%, 1/1/42	161,012
1,130,840	Fannie Mae, 4.0%, 1/1/42	1,237,894
935,068	Fannie Mae, 4.0%, 2/1/42	1,018,697
2,768,272	Fannie Mae, 4.0%, 2/1/42	3,030,010
312,418	Fannie Mae, 4.0%, 4/1/42	343,524
1,062,478	Fannie Mae, 4.0%, 4/1/42	1,161,261
1,686,247	Fannie Mae, 4.0%, 5/1/42	1,837,213
57,377	Fannie Mae, 4.0%, 6/1/42	62,076
148,048	Fannie Mae, 4.0%, 6/1/42	160,667
114,532	Fannie Mae, 4.0%, 7/1/42	125,981
2,960,617	Fannie Mae, 4.0%, 8/1/42	3,249,074
263,126	Fannie Mae, 4.0%, 10/1/42	290,683
697,560	Fannie Mae, 4.0%, 10/1/42	767,133
1,619,302	Fannie Mae, 4.0%, 11/1/43	1,782,490
35,966	Fannie Mae, 4.0%, 1/1/44	39,176
67,759	Fannie Mae, 4.0%, 6/1/45	72,795
294,536	Fannie Mae, 4.0%, 7/1/45	323,906
433,276	Fannie Mae, 4.0%, 4/1/46	467,937
1,918,834	Fannie Mae, 4.0%, 7/1/46	2,067,573
3,099,720	Fannie Mae, 4.0%, 7/1/46	3,351,598
1,595,450	Fannie Mae, 4.0%, 8/1/46	1,720,088
1,830,271	Fannie Mae, 4.0%, 8/1/46	1,972,967
785,631	Fannie Mae, 4.0%, 11/1/46	846,835
1,627,057	Fannie Mae, 4.0%, 4/1/47	1,766,698
2,106,586	Fannie Mae, 4.0%, 4/1/47	2,277,225
241,351	Fannie Mae, 4.0%, 6/1/47	260,096
718,951	Fannie Mae, 4.0%, 6/1/47	777,236
1,049,047	Fannie Mae, 4.0%, 6/1/47	1,129,670
1,604,017	Fannie Mae, 4.0%, 6/1/47	1,726,784
858,753	Fannie Mae, 4.0%, 7/1/47	919,599
1,257,496	Fannie Mae, 4.0%, 7/1/47	1,362,300
2,403,019	Fannie Mae, 4.0%, 12/1/47	2,569,097
287,122	Fannie Mae, 4.0%, 11/1/48	315,541
190,823	Fannie Mae, 4.0%, 6/1/49	207,898
44,000,000	Fannie Mae, 4.0%, 7/1/51 (TBA)	46,865,156
78,450	Fannie Mae, 4.5%, 10/1/35	86,406

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 57

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
229,210	Fannie Mae, 4.5%, 8/1/40	$ 252,613
737,619	Fannie Mae, 4.5%, 11/1/40	820,362
286,803	Fannie Mae, 4.5%, 2/1/41	320,094
685,903	Fannie Mae, 4.5%, 4/1/41	762,046
28,917	Fannie Mae, 4.5%, 5/1/41	31,925
1,251,482	Fannie Mae, 4.5%, 5/1/41	1,392,148
1,664,442	Fannie Mae, 4.5%, 5/1/41	1,858,184
663,310	Fannie Mae, 4.5%, 7/1/41	740,190
1,814,413	Fannie Mae, 4.5%, 1/1/42	2,021,922
2,135,385	Fannie Mae, 4.5%, 1/1/42	2,371,787
1,386,718	Fannie Mae, 4.5%, 12/1/43	1,530,304
359,140	Fannie Mae, 4.5%, 1/1/47	394,106
292,090	Fannie Mae, 4.5%, 2/1/47	317,232
15,773,027	Fannie Mae, 4.5%, 5/1/49	17,251,220
164,561	Fannie Mae, 4.5%, 6/1/49	177,476
2,137,906	Fannie Mae, 4.5%, 2/1/50	2,318,470
1,879,591	Fannie Mae, 4.5%, 4/1/50	2,056,236
11,098,782	Fannie Mae, 4.5%, 4/1/50	12,037,581
173,000,000	Fannie Mae, 4.5%, 7/1/51 (TBA)	186,238,555
21,000,000	Fannie Mae, 4.5%, 8/1/51 (TBA)	22,626,680
454	Fannie Mae, 5.0%, 2/1/22	472
4,906	Fannie Mae, 5.0%, 2/1/22	5,105
1,397	Fannie Mae, 5.0%, 9/1/22	1,454
15,172	Fannie Mae, 5.0%, 3/1/23	15,801
45,911	Fannie Mae, 5.0%, 5/1/23	47,838
30,767	Fannie Mae, 5.0%, 7/1/34	33,142
126,068	Fannie Mae, 5.0%, 10/1/34	142,654
355,555	Fannie Mae, 5.0%, 2/1/39	406,428
220,713	Fannie Mae, 5.0%, 6/1/40	251,676
274,077	Fannie Mae, 5.0%, 6/1/40	314,548
190,926	Fannie Mae, 5.0%, 7/1/40	213,478
274,326	Fannie Mae, 5.0%, 7/1/40	310,735
418,378	Fannie Mae, 5.0%, 7/1/40	479,912
374,855	Fannie Mae, 5.0%, 8/1/40	430,207
1,244,569	Fannie Mae, 5.0%, 2/1/41	1,412,499
4,662,550	Fannie Mae, 5.0%, 12/1/44	5,343,743
403,827	Fannie Mae, 5.0%, 6/1/49	442,437
1,012,179	Fannie Mae, 5.0%, 9/1/49	1,142,095
4,646,407	Fannie Mae, 5.0%, 9/1/49	5,333,171
241,985	Fannie Mae, 5.0%, 10/1/49	265,507
6,526	Fannie Mae, 5.5%, 6/1/33	7,398
41,184	Fannie Mae, 5.5%, 7/1/33	47,508

The accompanying notes are an integral part of these financial statements.
58 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
255,428	Fannie Mae, 5.5%, 7/1/34	$ 295,950
9,635	Fannie Mae, 5.5%, 10/1/35		11,125
81,764	Fannie Mae, 5.5%, 3/1/36		92,897
66,410	Fannie Mae, 5.5%, 5/1/36		75,736
75,112	Fannie Mae, 5.5%, 6/1/36		87,064
30,736	Fannie Mae, 5.72%, 11/1/28		31,119
18,634	Fannie Mae, 5.72%, 6/1/29		18,713
10,667	Fannie Mae, 5.9%, 11/1/27		10,712
54,226	Fannie Mae, 5.9%, 4/1/28		56,269
375	Fannie Mae, 6.0%, 9/1/29		428
1,294	Fannie Mae, 6.0%, 1/1/32		1,472
6,144	Fannie Mae, 6.0%, 2/1/32		7,267
2,521	Fannie Mae, 6.0%, 3/1/32		2,985
1,618	Fannie Mae, 6.0%, 8/1/32		1,920
223	Fannie Mae, 6.0%, 9/1/32		265
19,843	Fannie Mae, 6.0%, 10/1/32		23,496
4,842	Fannie Mae, 6.0%, 2/1/33		5,438
33,268	Fannie Mae, 6.0%, 3/1/33		39,500
26,777	Fannie Mae, 6.0%, 4/1/33		30,084
48,862	Fannie Mae, 6.0%, 7/1/33		54,908
16,375	Fannie Mae, 6.0%, 11/1/33		19,426
55,936	Fannie Mae, 6.0%, 8/1/34		64,435
2,041	Fannie Mae, 6.0%, 9/1/34		2,380
12,763	Fannie Mae, 6.0%, 9/1/34		14,457
13,899	Fannie Mae, 6.0%, 9/1/34		16,500
40,204	Fannie Mae, 6.0%, 9/1/34		45,125
5,570	Fannie Mae, 6.0%, 10/1/34		6,614
5,394	Fannie Mae, 6.0%, 11/1/34		6,406
35,157	Fannie Mae, 6.0%, 11/1/34		39,508
1,779	Fannie Mae, 6.0%, 2/1/35		2,113
3,671	Fannie Mae, 6.0%, 2/1/35		4,359
78,808	Fannie Mae, 6.0%, 4/1/35		90,934
16,361	Fannie Mae, 6.0%, 5/1/35		18,411
74,838	Fannie Mae, 6.0%, 10/1/35		83,963
109,015	Fannie Mae, 6.0%, 12/1/35		123,867
9,633	Fannie Mae, 6.0%, 12/1/37		11,388
93,973	Fannie Mae, 6.0%, 6/1/38		110,961
21,141	Fannie Mae, 6.0%, 7/1/38		23,900
5,023	Fannie Mae, 6.5%, 7/1/29		5,629
513	Fannie Mae, 6.5%, 1/1/31		575
329	Fannie Mae, 6.5%, 4/1/31		369
2,112	Fannie Mae, 6.5%, 5/1/31		2,367
2,369	Fannie Mae, 6.5%, 9/1/31		2,654

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 59

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
2,508	Fannie Mae, 6.5%, 9/1/31	$ 2,810
1,517	Fannie Mae, 6.5%, 10/1/31	1,700
62,241	Fannie Mae, 6.5%, 12/1/31	69,746
3,760	Fannie Mae, 6.5%, 2/1/32	4,214
15,608	Fannie Mae, 6.5%, 3/1/32	17,490
46,342	Fannie Mae, 6.5%, 7/1/32	51,930
57,247	Fannie Mae, 6.5%, 10/1/32	64,150
11,693	Fannie Mae, 6.5%, 7/1/34	13,103
53,357	Fannie Mae, 6.5%, 11/1/37	63,766
13,965	Fannie Mae, 6.5%, 11/1/47	15,104
146	Fannie Mae, 7.0%, 12/1/30	146
3,657	Fannie Mae, 7.0%, 12/1/30	4,033
3,422	Fannie Mae, 7.0%, 4/1/31	3,975
4,344	Fannie Mae, 7.0%, 9/1/31	5,120
12,526	Fannie Mae, 7.0%, 12/1/31	12,914
9,072	Fannie Mae, 7.0%, 1/1/32	10,759
1,116,470	Federal Home Loan Mortgage Corp., 3.0%, 10/1/29	1,180,991
713,283	Federal Home Loan Mortgage Corp., 3.0%, 9/1/42	760,631
3,833,633	Federal Home Loan Mortgage Corp., 3.0%, 11/1/42	4,088,300
500,809	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	536,554
1,256,708	Federal Home Loan Mortgage Corp., 3.0%, 2/1/43	1,346,448
1,481,467	Federal Home Loan Mortgage Corp., 3.0%, 5/1/43	1,579,741
3,250,777	Federal Home Loan Mortgage Corp., 3.0%, 6/1/46	3,466,215
843,415	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	897,738
1,074,620	Federal Home Loan Mortgage Corp., 3.0%, 12/1/46	1,136,646
3,754,202	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	3,962,489
626,224	Federal Home Loan Mortgage Corp., 3.0%, 3/1/47	658,945
565,597	Federal Home Loan Mortgage Corp., 3.5%, 4/1/42	608,400
1,492,398	Federal Home Loan Mortgage Corp., 3.5%, 8/1/43	1,617,909
266,983	Federal Home Loan Mortgage Corp., 3.5%, 9/1/44	289,525
3,672,827	Federal Home Loan Mortgage Corp., 3.5%, 6/1/45	3,989,026
114,106	Federal Home Loan Mortgage Corp., 3.5%, 7/1/45	124,040
3,221,709	Federal Home Loan Mortgage Corp., 3.5%, 10/1/45	3,499,086
3,205,774	Federal Home Loan Mortgage Corp., 3.5%, 11/1/45	3,449,904
3,630,276	Federal Home Loan Mortgage Corp., 3.5%, 7/1/46	3,973,397
4,530,413	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	4,897,065
4,834,685	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	5,250,951
5,216,946	Federal Home Loan Mortgage Corp., 3.5%, 8/1/46	5,638,734
6,294,484	Federal Home Loan Mortgage Corp., 3.5%, 12/1/46	6,836,590
757,301	Federal Home Loan Mortgage Corp., 3.5%, 1/1/47	817,450
347,290	Federal Home Loan Mortgage Corp., 3.5%, 6/1/47	374,643
5,524,345	Federal Home Loan Mortgage Corp., 4.0%, 11/1/41	6,162,099
90,040	Federal Home Loan Mortgage Corp., 4.0%, 6/1/42	98,131

The accompanying notes are an integral part of these financial statements.
60 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
42,596	Federal Home Loan Mortgage Corp., 4.0%, 7/1/42	$ 46,429
1,798,547	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	1,960,214
28,998	Federal Home Loan Mortgage Corp., 4.0%, 11/1/42	31,606
214,001	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	230,305
432,658	Federal Home Loan Mortgage Corp., 4.0%, 5/1/46	470,120
1,613,122	Federal Home Loan Mortgage Corp., 4.0%, 6/1/46	1,739,653
2,122,589	Federal Home Loan Mortgage Corp., 4.0%, 7/1/46	2,289,934
1,537,589	Federal Home Loan Mortgage Corp., 4.0%, 8/1/46	1,659,190
53,253	Federal Home Loan Mortgage Corp., 4.0%, 10/1/46	56,726
585,466	Federal Home Loan Mortgage Corp., 4.0%, 3/1/47	627,871
1,043,227	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	1,135,098
1,390,063	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	1,512,308
2,628,745	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	2,826,509
2,675,818	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	2,894,021
3,011,327	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	3,235,302
2,615,471	Federal Home Loan Mortgage Corp., 4.0%, 5/1/47	2,806,475
465,328	Federal Home Loan Mortgage Corp., 4.0%, 6/1/47	500,632
676,246	Federal Home Loan Mortgage Corp., 4.0%, 7/1/47	727,034
2,227,433	Federal Home Loan Mortgage Corp., 4.0%, 10/1/47	2,381,686
407,444	Federal Home Loan Mortgage Corp., 4.0%, 5/1/49	433,961
1,133,435	Federal Home Loan Mortgage Corp., 4.5%, 11/1/40	1,261,355
685,734	Federal Home Loan Mortgage Corp., 4.5%, 3/1/42	756,802
73,498	Federal Home Loan Mortgage Corp., 4.5%, 11/1/43	81,854
495,769	Federal Home Loan Mortgage Corp., 4.5%, 6/1/49	535,944
436,224	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	469,862
3,055,609	Federal Home Loan Mortgage Corp., 4.5%, 7/1/49	3,303,057
1,884,417	Federal Home Loan Mortgage Corp., 4.5%, 8/1/49	2,037,570
35	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	36
5,367	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	6,161
49,904	Federal Home Loan Mortgage Corp., 5.0%, 6/1/35	54,834
143,889	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	165,060
139,632	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	160,167
1,213	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	1,393
2,714	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	3,117
1,954,892	Federal Home Loan Mortgage Corp., 5.0%, 9/1/49	2,141,016
630,940	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	692,305
4,677,257	Federal Home Loan Mortgage Corp., 5.0%, 10/1/49	5,130,077
7,844,564	Federal Home Loan Mortgage Corp., 5.0%, 12/1/49	8,598,955
89,781	Federal Home Loan Mortgage Corp., 5.5%, 9/1/33	103,696
5,038	Federal Home Loan Mortgage Corp., 5.5%, 1/1/34	5,823
4,350	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	4,849
44,624	Federal Home Loan Mortgage Corp., 5.5%, 11/1/34	51,765
50,398	Federal Home Loan Mortgage Corp., 5.5%, 8/1/35	56,600

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 61

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
16,498	Federal Home Loan Mortgage Corp., 5.5%, 11/1/35	$ 19,139
502,314	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	583,764
13,571	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	15,234
36,407	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	41,400
1,473	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	1,664
20,644	Federal Home Loan Mortgage Corp., 6.0%, 2/1/33	24,413
9,010	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	10,115
65,192	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	77,438
48,788	Federal Home Loan Mortgage Corp., 6.0%, 9/1/33	57,957
5,763	Federal Home Loan Mortgage Corp., 6.0%, 11/1/33	6,609
20,513	Federal Home Loan Mortgage Corp., 6.0%, 11/1/33	23,509
7,497	Federal Home Loan Mortgage Corp., 6.0%, 12/1/33	8,416
34,427	Federal Home Loan Mortgage Corp., 6.0%, 12/1/33	38,659
13,575	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	16,126
29,961	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	33,924
28,751	Federal Home Loan Mortgage Corp., 6.0%, 5/1/34	32,282
189,260	Federal Home Loan Mortgage Corp., 6.0%, 5/1/34	224,829
13,490	Federal Home Loan Mortgage Corp., 6.0%, 4/1/35	15,154
40,839	Federal Home Loan Mortgage Corp., 6.0%, 6/1/35	45,861
43,781	Federal Home Loan Mortgage Corp., 6.0%, 4/1/36	49,525
4,889	Federal Home Loan Mortgage Corp., 6.0%, 7/1/36	5,809
28,634	Federal Home Loan Mortgage Corp., 6.0%, 7/1/36	32,192
12,206	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	13,994
26,456	Federal Home Loan Mortgage Corp., 6.0%, 1/1/38	31,329
40,893	Federal Home Loan Mortgage Corp., 6.0%, 7/1/38	47,079
190	Federal Home Loan Mortgage Corp., 6.5%, 11/1/30	212
270	Federal Home Loan Mortgage Corp., 6.5%, 3/1/31	303
1,025	Federal Home Loan Mortgage Corp., 6.5%, 3/1/31	1,150
3,381	Federal Home Loan Mortgage Corp., 6.5%, 5/1/31	3,846
4,128	Federal Home Loan Mortgage Corp., 6.5%, 5/1/31	4,627
295	Federal Home Loan Mortgage Corp., 6.5%, 8/1/31	337
3,141	Federal Home Loan Mortgage Corp., 6.5%, 8/1/31	3,522
5,523	Federal Home Loan Mortgage Corp., 6.5%, 7/1/32	6,378
57	Federal Home Loan Mortgage Corp., 6.5%, 1/1/33	64
15,953	Federal Home Loan Mortgage Corp., 6.5%, 10/1/33	18,749
2,814	Federal Home Loan Mortgage Corp., 7.0%, 8/1/22	2,834
8,067	Federal Home Loan Mortgage Corp., 7.0%, 9/1/22	8,126
1,350	Federal Home Loan Mortgage Corp., 7.0%, 11/1/30	1,551
70,880	Federal Home Loan Mortgage Corp., 7.0%, 10/1/46	73,741
45,000,000	Federal National Mortgage Association, 4.0%,
	8/1/51 (TBA)	47,968,945
198,292	Freddie Mac Pool, 3.0%, 2/1/38	206,734
69,940	Freddie Mac Pool, 3.0%, 10/1/48	73,042

The accompanying notes are an integral part of these financial statements.
62 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
541,746	Freddie Mac Pool, 3.0%, 10/1/49	$ 565,295
323,128	Freddie Mac Pool, 3.0%, 11/1/49	339,609
25,353	Freddie Mac Pool, 3.0%, 4/1/50	26,486
109,372	Freddie Mac Pool, 3.0%, 9/1/50	114,091
518,363	Freddie Mac Pool, 4.5%, 11/1/48	559,756
13,500,000	Government National Mortgage Association, 2.0%,
	7/1/51 (TBA)	13,760,508
90,000,000	Government National Mortgage Association, 2.5%,
	7/1/51 (TBA)	93,160,547
8,000,000	Government National Mortgage Association, 2.5%,
	8/1/51 (TBA)	8,266,250
3,000,000	Government National Mortgage Association, 4.5%,
	12/30/99 (TBA)	3,196,875
42,000,000	Government National Mortgage Association, 3.0%,
	8/1/51 (TBA)	43,801,406
3,740,532	Government National Mortgage Association I,
	3.5%, 11/15/41	4,022,316
2,600,668	Government National Mortgage Association I,
	3.5%, 7/15/42	2,777,662
450,587	Government National Mortgage Association I,
	3.5%, 10/15/42	480,613
594,421	Government National Mortgage Association I,
	3.5%, 1/15/44	659,757
2,986,019	Government National Mortgage Association I,
	3.5%, 1/15/45	3,184,779
1,067,250	Government National Mortgage Association I,
	3.5%, 8/15/46	1,131,927
6,762	Government National Mortgage Association I,
	4.0%, 5/15/39	7,255
1,498	Government National Mortgage Association I,
	4.0%, 6/15/39	1,649
2,079	Government National Mortgage Association I,
	4.0%, 8/15/40	2,276
140,411	Government National Mortgage Association I,
	4.0%, 8/15/40	150,873
2,802	Government National Mortgage Association I,
	4.0%, 9/15/40	3,109
2,751	Government National Mortgage Association I,
	4.0%, 10/15/40	3,037
5,519	Government National Mortgage Association I,
	4.0%, 11/15/40	5,918
9,696	Government National Mortgage Association I,
	4.0%, 11/15/40	10,522
24,392	Government National Mortgage Association I,
	4.0%, 11/15/40	26,740
9,352	Government National Mortgage Association I,
	4.0%, 1/15/41	10,374

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 63

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
29,233	Government National Mortgage Association I,
	4.0%, 1/15/41	$ 32,101
4,412	Government National Mortgage Association I,
	4.0%, 2/15/41	4,894
25,121	Government National Mortgage Association I,
	4.0%, 6/15/41	27,201
57,836	Government National Mortgage Association I,
	4.0%, 7/15/41	64,050
138,832	Government National Mortgage Association I,
	4.0%, 9/15/41	152,456
4,790	Government National Mortgage Association I,
	4.0%, 10/15/41	5,224
5,010	Government National Mortgage Association I,
	4.0%, 10/15/41	5,368
1,518	Government National Mortgage Association I,
	4.0%, 11/15/41	1,628
2,325	Government National Mortgage Association I,
	4.0%, 11/15/41	2,536
2,321	Government National Mortgage Association I,
	4.0%, 12/15/41	2,575
14,168	Government National Mortgage Association I,
	4.0%, 2/15/42	15,708
385,075	Government National Mortgage Association I,
	4.0%, 8/15/43	422,158
8,292	Government National Mortgage Association I,
	4.0%, 11/15/43	8,897
4,566	Government National Mortgage Association I,
	4.0%, 3/15/44	5,043
39,725	Government National Mortgage Association I,
	4.0%, 3/15/44	43,039
245,203	Government National Mortgage Association I,
	4.0%, 3/15/44	270,649
1,288,156	Government National Mortgage Association I,
	4.0%, 3/15/44	1,414,630
3,106	Government National Mortgage Association I,
	4.0%, 4/15/44	3,332
7,851	Government National Mortgage Association I,
	4.0%, 4/15/44	8,607
882,112	Government National Mortgage Association I,
	4.0%, 4/15/44	968,718
167,828	Government National Mortgage Association I,
	4.0%, 8/15/44	184,308
30,318	Government National Mortgage Association I,
	4.0%, 9/15/44	33,589
60,465	Government National Mortgage Association I,
	4.0%, 9/15/44	64,937
90,416	Government National Mortgage Association I,
	4.0%, 9/15/44	97,998

The accompanying notes are an integral part of these financial statements.
64 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
282,106	Government National Mortgage Association I,
	4.0%, 9/15/44	$ 311,508
847,656	Government National Mortgage Association I,
	4.0%, 9/15/44	940,382
31,525	Government National Mortgage Association I,
	4.0%, 10/15/44	33,872
193,753	Government National Mortgage Association I,
	4.0%, 11/15/44	213,561
837,053	Government National Mortgage Association I,
	4.0%, 12/15/44	923,755
244,761	Government National Mortgage Association I,
	4.0%, 1/15/45	271,512
394,241	Government National Mortgage Association I,
	4.0%, 1/15/45	422,628
761,781	Government National Mortgage Association I,
	4.0%, 1/15/45	831,760
509,283	Government National Mortgage Association I,
	4.0%, 2/15/45	549,932
646,267	Government National Mortgage Association I,
	4.0%, 2/15/45	700,674
27,503	Government National Mortgage Association I,
	4.0%, 3/15/45	29,494
1,075,308	Government National Mortgage Association I,
	4.0%, 3/15/45	1,172,804
1,125,808	Government National Mortgage Association I,
	4.0%, 4/15/45	1,234,251
902,582	Government National Mortgage Association I,
	4.0%, 5/15/45	998,842
1,880,651	Government National Mortgage Association I,
	4.0%, 6/15/45	2,074,744
275,141	Government National Mortgage Association I,
	4.0%, 7/15/45	303,559
318,021	Government National Mortgage Association I,
	4.0%, 8/15/45	351,824
47,681	Government National Mortgage Association I,
	4.5%, 6/15/25	49,960
24,640	Government National Mortgage Association I,
	4.5%, 7/15/33	27,626
84,886	Government National Mortgage Association I,
	4.5%, 9/15/33	95,408
74,640	Government National Mortgage Association I,
	4.5%, 10/15/33	82,807
97,926	Government National Mortgage Association I,
	4.5%, 10/15/33	110,568
8,225	Government National Mortgage Association I,
	4.5%, 2/15/34	9,131
13,533	Government National Mortgage Association I,
	4.5%, 3/15/35	15,015

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 65

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
19,778	Government National Mortgage Association I,
	4.5%, 3/15/35	$ 21,920
79,684	Government National Mortgage Association I,
	4.5%, 4/15/35		89,508
35,690	Government National Mortgage Association I,
	4.5%, 10/15/35		40,156
42,631	Government National Mortgage Association I,
	4.5%, 4/15/38		47,323
497,462	Government National Mortgage Association I,
	4.5%, 12/15/39		558,920
178,595	Government National Mortgage Association I,
	4.5%, 1/15/40		203,019
76,744	Government National Mortgage Association I,
	4.5%, 9/15/40		86,097
377,115	Government National Mortgage Association I,
	4.5%, 10/15/40		425,844
177,408	Government National Mortgage Association I,
	4.5%, 4/15/41		198,129
360,245	Government National Mortgage Association I,
	4.5%, 5/15/41		404,158
225,033	Government National Mortgage Association I,
	4.5%, 6/15/41		253,350
156,252	Government National Mortgage Association I,
	4.5%, 7/15/41		176,487
153,453	Government National Mortgage Association I,
	4.5%, 8/15/41		173,314
28,570	Government National Mortgage Association I,
	5.0%, 7/15/33		32,496
32,971	Government National Mortgage Association I,
	5.0%, 9/15/33		38,172
34,118	Government National Mortgage Association I,
	5.0%, 4/15/34		39,461
220,069	Government National Mortgage Association I,
	5.0%, 4/15/35		255,749
78,868	Government National Mortgage Association I,
	5.0%, 7/15/40		91,269
35,380	Government National Mortgage Association I,
	5.5%, 1/15/29		39,510
5,106	Government National Mortgage Association I,
	5.5%, 6/15/33		5,757
27,327	Government National Mortgage Association I,
	5.5%, 7/15/33		31,837
29,340	Government National Mortgage Association I,
	5.5%, 7/15/33		34,042
8,835	Government National Mortgage Association I,
	5.5%, 8/15/33		10,293
14,731	Government National Mortgage Association I,
	5.5%, 8/15/33		17,090

The accompanying notes are an integral part of these financial statements.
66 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
37,949	Government National Mortgage Association I,
	5.5%, 8/15/33	$ 42,608
23,083	Government National Mortgage Association I,
	5.5%, 9/15/33		25,798
27,878	Government National Mortgage Association I,
	5.5%, 9/15/33		31,213
25,391	Government National Mortgage Association I,
	5.5%, 10/15/33		28,484
28,415	Government National Mortgage Association I,
	5.5%, 10/15/33		33,119
136,724	Government National Mortgage Association I,
	5.5%, 7/15/34		159,306
19,198	Government National Mortgage Association I,
	5.5%, 10/15/34		21,763
210,105	Government National Mortgage Association I,
	5.5%, 11/15/34		245,848
73,005	Government National Mortgage Association I,
	5.5%, 1/15/35		84,785
11,626	Government National Mortgage Association I,
	5.5%, 2/15/35		13,149
32,732	Government National Mortgage Association I,
	5.5%, 2/15/35		36,586
26,689	Government National Mortgage Association I,
	5.5%, 6/15/35		29,818
182,314	Government National Mortgage Association I,
	5.5%, 7/15/35		212,884
20,775	Government National Mortgage Association I,
	5.5%, 10/15/35		23,830
55,349	Government National Mortgage Association I,
	5.5%, 10/15/35		63,786
17,407	Government National Mortgage Association I,
	5.5%, 2/15/37		20,467
37,942	Government National Mortgage Association I,
	6.0%, 12/15/23		39,992
2,891	Government National Mortgage Association I,
	6.0%, 1/15/24		3,234
15,556	Government National Mortgage Association I,
	6.0%, 4/15/28		17,856
80,466	Government National Mortgage Association I,
	6.0%, 9/15/28		91,583
3,462	Government National Mortgage Association I,
	6.0%, 10/15/28		3,891
25,964	Government National Mortgage Association I,
	6.0%, 2/15/29		29,190
27,870	Government National Mortgage Association I,
	6.0%, 2/15/29		32,278
9,380	Government National Mortgage Association I,
	6.0%, 11/15/31		10,965

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 67

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
705	Government National Mortgage Association I,
	6.0%, 3/15/32	$ 825
2,776	Government National Mortgage Association I,
	6.0%, 8/15/32		3,302
18,259	Government National Mortgage Association I,
	6.0%, 9/15/32		20,486
61,264	Government National Mortgage Association I,
	6.0%, 9/15/32		68,694
73,799	Government National Mortgage Association I,
	6.0%, 9/15/32		82,743
5,206	Government National Mortgage Association I,
	6.0%, 10/15/32		5,836
15,731	Government National Mortgage Association I,
	6.0%, 10/15/32		17,817
3,450	Government National Mortgage Association I,
	6.0%, 11/15/32		3,873
5,112	Government National Mortgage Association I,
	6.0%, 11/15/32		5,739
6,362	Government National Mortgage Association I,
	6.0%, 12/15/32		7,175
6,575	Government National Mortgage Association I,
	6.0%, 12/15/32		7,536
30,509	Government National Mortgage Association I,
	6.0%, 12/15/32		34,179
36,758	Government National Mortgage Association I,
	6.0%, 12/15/32		41,299
87,426	Government National Mortgage Association I,
	6.0%, 12/15/32		98,020
124,958	Government National Mortgage Association I,
	6.0%, 12/15/32		140,200
157,308	Government National Mortgage Association I,
	6.0%, 12/15/32		177,306
16,393	Government National Mortgage Association I,
	6.0%, 1/15/33		18,435
73,160	Government National Mortgage Association I,
	6.0%, 1/15/33		87,066
13,238	Government National Mortgage Association I,
	6.0%, 2/15/33		15,757
44,133	Government National Mortgage Association I,
	6.0%, 2/15/33		49,552
46,312	Government National Mortgage Association I,
	6.0%, 2/15/33		53,781
68,485	Government National Mortgage Association I,
	6.0%, 2/15/33		78,494
12,755	Government National Mortgage Association I,
	6.0%, 3/15/33		14,285
22,341	Government National Mortgage Association I,
	6.0%, 3/15/33		25,386

The accompanying notes are an integral part of these financial statements.
68 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
42,395	Government National Mortgage Association I,
	6.0%, 3/15/33	$ 47,663
52,068	Government National Mortgage Association I,
	6.0%, 3/15/33		61,976
52,732	Government National Mortgage Association I,
	6.0%, 3/15/33		62,728
71,214	Government National Mortgage Association I,
	6.0%, 3/15/33		84,018
104,423	Government National Mortgage Association I,
	6.0%, 3/15/33		124,192
223,332	Government National Mortgage Association I,
	6.0%, 3/15/33		264,294
5,205	Government National Mortgage Association I,
	6.0%, 4/15/33		5,837
9,336	Government National Mortgage Association I,
	6.0%, 4/15/33		10,463
23,512	Government National Mortgage Association I,
	6.0%, 4/15/33		26,442
49,677	Government National Mortgage Association I,
	6.0%, 5/15/33		55,872
5,208	Government National Mortgage Association I,
	6.0%, 6/15/33		6,190
2,232	Government National Mortgage Association I,
	6.0%, 9/15/33		2,503
6,357	Government National Mortgage Association I,
	6.0%, 9/15/33		7,127
29,770	Government National Mortgage Association I,
	6.0%, 9/15/33		35,425
19,297	Government National Mortgage Association I,
	6.0%, 10/15/33		22,110
40,491	Government National Mortgage Association I,
	6.0%, 11/15/33		45,411
96,300	Government National Mortgage Association I,
	6.0%, 3/15/34		111,815
22,176	Government National Mortgage Association I,
	6.0%, 6/15/34		26,180
15,071	Government National Mortgage Association I,
	6.0%, 8/15/34		17,760
38,887	Government National Mortgage Association I,
	6.0%, 8/15/34		43,605
7,566	Government National Mortgage Association I,
	6.0%, 9/15/34		8,564
32,516	Government National Mortgage Association I,
	6.0%, 9/15/34		36,510
64,311	Government National Mortgage Association I,
	6.0%, 9/15/34		76,260
38,455	Government National Mortgage Association I,
	6.0%, 10/15/34		43,379

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 69

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
41,520	Government National Mortgage Association I,
	6.0%, 10/15/34	$ 46,623
86,264	Government National Mortgage Association I,
	6.0%, 10/15/34		96,823
62,686	Government National Mortgage Association I,
	6.0%, 11/15/34		71,836
330,193	Government National Mortgage Association I,
	6.0%, 9/15/35		388,566
99,623	Government National Mortgage Association I,
	6.0%, 8/15/36		118,532
48,349	Government National Mortgage Association I,
	6.0%, 10/15/36		56,488
18,842	Government National Mortgage Association I,
	6.0%, 11/15/37		22,403
12,566	Government National Mortgage Association I,
	6.0%, 8/15/38		14,141
4,903	Government National Mortgage Association I,
	6.5%, 10/15/24		5,195
4,685	Government National Mortgage Association I,
	6.5%, 4/15/28		5,225
25,318	Government National Mortgage Association I,
	6.5%, 4/15/28		28,235
3,895	Government National Mortgage Association I,
	6.5%, 6/15/28		4,426
2,968	Government National Mortgage Association I,
	6.5%, 8/15/28		3,311
1,748	Government National Mortgage Association I,
	6.5%, 10/15/28		1,950
5,506	Government National Mortgage Association I,
	6.5%, 10/15/28		6,141
15,676	Government National Mortgage Association I,
	6.5%, 1/15/29		17,483
742	Government National Mortgage Association I,
	6.5%, 2/15/29		828
3,232	Government National Mortgage Association I,
	6.5%, 2/15/29		3,604
5,632	Government National Mortgage Association I,
	6.5%, 2/15/29		6,281
1,973	Government National Mortgage Association I,
	6.5%, 3/15/29		2,200
2,112	Government National Mortgage Association I,
	6.5%, 3/15/29		2,355
5,084	Government National Mortgage Association I,
	6.5%, 3/15/29		5,670
11,856	Government National Mortgage Association I,
	6.5%, 3/15/29		13,222
32,338	Government National Mortgage Association I,
	6.5%, 3/15/29		36,065

The accompanying notes are an integral part of these financial statements.
70 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
817	Government National Mortgage Association I,
	6.5%, 5/15/29	$ 911
828	Government National Mortgage Association I,
	6.5%, 5/15/29		923
24,980	Government National Mortgage Association I,
	6.5%, 5/15/29		28,591
23,603	Government National Mortgage Association I,
	6.5%, 4/15/31		26,690
6,650	Government National Mortgage Association I,
	6.5%, 5/15/31		7,770
6,939	Government National Mortgage Association I,
	6.5%, 5/15/31		8,119
30,694	Government National Mortgage Association I,
	6.5%, 5/15/31		34,325
4,058	Government National Mortgage Association I,
	6.5%, 6/15/31		4,547
10,431	Government National Mortgage Association I,
	6.5%, 7/15/31		11,633
21,808	Government National Mortgage Association I,
	6.5%, 8/15/31		24,493
8,980	Government National Mortgage Association I,
	6.5%, 9/15/31		10,015
3,527	Government National Mortgage Association I,
	6.5%, 10/15/31		3,933
3,539	Government National Mortgage Association I,
	6.5%, 10/15/31		3,947
35,924	Government National Mortgage Association I,
	6.5%, 10/15/31		40,064
2,332	Government National Mortgage Association I,
	6.5%, 11/15/31		2,600
35,310	Government National Mortgage Association I,
	6.5%, 11/15/31		39,379
11,898	Government National Mortgage Association I,
	6.5%, 1/15/32		13,269
52,965	Government National Mortgage Association I,
	6.5%, 1/15/32		60,610
2,573	Government National Mortgage Association I,
	6.5%, 2/15/32		2,870
8,811	Government National Mortgage Association I,
	6.5%, 2/15/32		10,079
9,331	Government National Mortgage Association I,
	6.5%, 2/15/32		10,899
14,784	Government National Mortgage Association I,
	6.5%, 2/15/32		17,312
16,242	Government National Mortgage Association I,
	6.5%, 2/15/32		18,113
8,052	Government National Mortgage Association I,
	6.5%, 3/15/32		8,980

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 71

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
44,656	Government National Mortgage Association I,
	6.5%, 3/15/32	$ 49,802
175	Government National Mortgage Association I,
	6.5%, 4/15/32		195
5,616	Government National Mortgage Association I,
	6.5%, 4/15/32		6,328
7,428	Government National Mortgage Association I,
	6.5%, 4/15/32		8,358
21,576	Government National Mortgage Association I,
	6.5%, 4/15/32		25,220
2,423	Government National Mortgage Association I,
	6.5%, 5/15/32		2,702
2,559	Government National Mortgage Association I,
	6.5%, 5/15/32		2,854
3,052	Government National Mortgage Association I,
	6.5%, 5/15/32		3,404
4,797	Government National Mortgage Association I,
	6.5%, 5/15/32		5,599
7,834	Government National Mortgage Association I,
	6.5%, 6/15/32		8,851
8,347	Government National Mortgage Association I,
	6.5%, 6/15/32		9,309
7,209	Government National Mortgage Association I,
	6.5%, 7/15/32		8,040
8,082	Government National Mortgage Association I,
	6.5%, 7/15/32		9,070
72,545	Government National Mortgage Association I,
	6.5%, 7/15/32		85,925
3,118	Government National Mortgage Association I,
	6.5%, 8/15/32		3,536
17,009	Government National Mortgage Association I,
	6.5%, 8/15/32		19,744
27,384	Government National Mortgage Association I,
	6.5%, 8/15/32		30,838
11,181	Government National Mortgage Association I,
	6.5%, 9/15/32		12,915
29,956	Government National Mortgage Association I,
	6.5%, 9/15/32		33,890
30,044	Government National Mortgage Association I,
	6.5%, 9/15/32		33,507
16,140	Government National Mortgage Association I,
	6.5%, 10/15/32		18,000
25,058	Government National Mortgage Association I,
	6.5%, 11/15/32		29,556
149,666	Government National Mortgage Association I,
	6.5%, 12/15/32		175,555
1,627	Government National Mortgage Association I,
	6.5%, 1/15/33		1,892

The accompanying notes are an integral part of these financial statements.
72 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
161,700	Government National Mortgage Association I,
	6.5%, 1/15/33	$ 190,564
16,477	Government National Mortgage Association I,
	6.5%, 5/15/33		18,376
1,290	Government National Mortgage Association I,
	6.5%, 10/15/33		1,455
94,071	Government National Mortgage Association I,
	6.5%, 6/15/34		106,715
33,637	Government National Mortgage Association I,
	6.5%, 4/15/35		37,513
5,490	Government National Mortgage Association I,
	6.5%, 6/15/35		6,122
15,474	Government National Mortgage Association I,
	6.5%, 7/15/35		17,258
55,569	Government National Mortgage Association I,
	6.5%, 7/15/35		61,973
4,608	Government National Mortgage Association I,
	7.0%, 8/15/23		4,795
15,787	Government National Mortgage Association I,
	7.0%, 9/15/24		16,786
5,193	Government National Mortgage Association I,
	7.0%, 7/15/25		5,469
2,727	Government National Mortgage Association I,
	7.0%, 11/15/26		3,001
6,348	Government National Mortgage Association I,
	7.0%, 6/15/27		7,027
7,314	Government National Mortgage Association I,
	7.0%, 1/15/28		8,045
6,492	Government National Mortgage Association I,
	7.0%, 2/15/28		6,757
3,511	Government National Mortgage Association I,
	7.0%, 4/15/28		3,525
7,434	Government National Mortgage Association I,
	7.0%, 7/15/28		8,211
560	Government National Mortgage Association I,
	7.0%, 8/15/28		622
6,898	Government National Mortgage Association I,
	7.0%, 11/15/28		7,967
20,796	Government National Mortgage Association I,
	7.0%, 11/15/28		23,866
16,079	Government National Mortgage Association I,
	7.0%, 4/15/29		17,492
16,619	Government National Mortgage Association I,
	7.0%, 4/15/29		17,161
17,306	Government National Mortgage Association I,
	7.0%, 5/15/29		17,623
4,436	Government National Mortgage Association I,
	7.0%, 7/15/29		4,871

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 73

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
32,366	Government National Mortgage Association I,
	7.0%, 11/15/29	$ 35,864
626	Government National Mortgage Association I,
	7.0%, 12/15/30		628
1,478	Government National Mortgage Association I,
	7.0%, 12/15/30		1,501
15,697	Government National Mortgage Association I,
	7.0%, 12/15/30		18,237
30,344	Government National Mortgage Association I,
	7.0%, 12/15/30		30,779
34,304	Government National Mortgage Association I,
	7.0%, 1/15/31		34,722
4,249	Government National Mortgage Association I,
	7.0%, 3/15/31		4,364
12,293	Government National Mortgage Association I,
	7.0%, 6/15/31		14,580
1,503	Government National Mortgage Association I,
	7.0%, 7/15/31		1,767
74,592	Government National Mortgage Association I,
	7.0%, 8/15/31		88,556
8,323	Government National Mortgage Association I,
	7.0%, 9/15/31		8,699
17,872	Government National Mortgage Association I,
	7.0%, 9/15/31		20,083
6,593	Government National Mortgage Association I,
	7.0%, 11/15/31		6,903
35,607	Government National Mortgage Association I,
	7.0%, 3/15/32		40,166
29,134	Government National Mortgage Association I,
	7.0%, 4/15/32		32,869
43,938	Government National Mortgage Association I,
	7.0%, 5/15/32		53,043
1,026	Government National Mortgage Association I,
	7.5%, 3/15/23		1,036
9,030	Government National Mortgage Association I,
	7.5%, 10/15/23		9,469
681	Government National Mortgage Association I,
	7.5%, 6/15/24		690
5,188	Government National Mortgage Association I,
	7.5%, 8/15/25		5,210
1,505	Government National Mortgage Association I,
	7.5%, 9/15/25		1,617
3,597	Government National Mortgage Association I,
	7.5%, 2/15/27		3,664
14,523	Government National Mortgage Association I,
	7.5%, 3/15/27		16,501
23,979	Government National Mortgage Association I,
	7.5%, 10/15/27		26,562

The accompanying notes are an integral part of these financial statements.
74 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
10,926	Government National Mortgage Association I,
	7.5%, 6/15/29	$ 12,185
2,079	Government National Mortgage Association I,
	7.5%, 8/15/29	2,108
5,998	Government National Mortgage Association I,
	7.5%, 8/15/29	6,024
10,235	Government National Mortgage Association I,
	7.5%, 9/15/29	10,279
11,547	Government National Mortgage Association I,
	7.5%, 2/15/31	11,663
12,783	Government National Mortgage Association I,
	7.5%, 2/15/31	13,233
5,508	Government National Mortgage Association I,
	7.5%, 3/15/31	5,688
16,892	Government National Mortgage Association I,
	7.5%, 12/15/31	17,603
1,735	Government National Mortgage Association I,
	7.75%, 2/15/30	1,758
369	Government National Mortgage Association I,
	9.0%, 6/15/22	373
15,500,000	Government National Mortgage Association II,
	2.0%, 8/1/51 (TBA)	15,770,645
250,215	Government National Mortgage Association II,
	3.5%, 3/20/45	265,445
294,843	Government National Mortgage Association II,
	3.5%, 4/20/45	315,665
376,417	Government National Mortgage Association II,
	3.5%, 4/20/45	400,915
712,076	Government National Mortgage Association II,
	3.5%, 4/20/45	765,158
897,860	Government National Mortgage Association II,
	3.5%, 3/20/46	972,731
3,051,102	Government National Mortgage Association II,
	4.0%, 7/20/44	3,336,069
109,601	Government National Mortgage Association II,
	4.0%, 9/20/44	119,767
736,266	Government National Mortgage Association II,
	4.0%, 10/20/44	803,236
2,448,762	Government National Mortgage Association II,
	4.0%, 10/20/46	2,645,779
1,180,315	Government National Mortgage Association II,
	4.0%, 2/20/48	1,293,226
1,459,207	Government National Mortgage Association II,
	4.0%, 4/20/48	1,598,806
29,365	Government National Mortgage Association II,
	4.5%, 12/20/34	32,468
130,669	Government National Mortgage Association II,
	4.5%, 1/20/35	144,576

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 75

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
21,020	Government National Mortgage Association II,
	4.5%, 3/20/35	$ 23,243
536,464	Government National Mortgage Association II,
	4.5%, 9/20/41	593,302
1,892,589	Government National Mortgage Association II,
	4.5%, 9/20/44	2,035,726
750,066	Government National Mortgage Association II,
	4.5%, 10/20/44	829,391
1,577,256	Government National Mortgage Association II,
	4.5%, 11/20/44	1,744,227
2,303,573	Government National Mortgage Association II,
	4.5%, 2/20/48	2,455,755
89,120	Government National Mortgage Association II,
	5.5%, 3/20/34	104,348
73,395	Government National Mortgage Association II,
	5.5%, 4/20/34	85,946
40,513	Government National Mortgage Association II,
	5.5%, 10/20/37	44,886
58,195	Government National Mortgage Association II,
	5.75%, 6/20/33	64,455
17,884	Government National Mortgage Association II,
	5.9%, 1/20/28	19,808
31,676	Government National Mortgage Association II,
	5.9%, 7/20/28	34,852
8,695	Government National Mortgage Association II,
	6.0%, 10/20/31	9,853
42,098	Government National Mortgage Association II,
	6.0%, 1/20/33	49,325
45,697	Government National Mortgage Association II,
	6.0%, 10/20/33	53,546
26,863	Government National Mortgage Association II,
	6.0%, 6/20/34	31,467
65,001	Government National Mortgage Association II,
	6.45%, 1/20/33	71,434
3,590	Government National Mortgage Association II,
	6.5%, 1/20/24	3,733
18,172	Government National Mortgage Association II,
	6.5%, 8/20/28	20,539
886	Government National Mortgage Association II,
	6.5%, 2/20/29	1,014
324	Government National Mortgage Association II,
	6.5%, 3/20/29	369
10,944	Government National Mortgage Association II,
	6.5%, 4/20/29	12,414
5,884	Government National Mortgage Association II,
	6.5%, 4/20/31	6,850
4,166	Government National Mortgage Association II,
	6.5%, 6/20/31	4,875

The accompanying notes are an integral part of these financial statements.
76 Pioneer Bond Fund | Annual Report | 6/30/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
20,248	Government National Mortgage Association II,
	6.5%, 10/20/32	$ 24,119
28,305	Government National Mortgage Association II,
	6.5%, 3/20/34	33,874
2,635	Government National Mortgage Association II,
	7.0%, 5/20/26	2,857
8,748	Government National Mortgage Association II,
	7.0%, 8/20/27	9,877
8,809	Government National Mortgage Association II,
	7.0%, 6/20/28	10,014
31,100	Government National Mortgage Association II,
	7.0%, 11/20/28	35,426
33,710	Government National Mortgage Association II,
	7.0%, 1/20/29	38,383
2,977	Government National Mortgage Association II,
	7.0%, 2/20/29	3,361
887	Government National Mortgage Association II,
	7.0%, 12/20/30	1,026
4,795	Government National Mortgage Association II,
	7.0%, 1/20/31	5,640
2,482	Government National Mortgage Association II,
	7.0%, 3/20/31	2,932
14,875	Government National Mortgage Association II,
	7.0%, 7/20/31	17,666
5,489	Government National Mortgage Association II,
	7.0%, 11/20/31	6,517
5,668	Government National Mortgage Association II,
	7.5%, 5/20/30	6,685
1,753	Government National Mortgage Association II,
	7.5%, 6/20/30	2,055
2,477	Government National Mortgage Association II,
	7.5%, 7/20/30	2,840
5,209	Government National Mortgage Association II,
	7.5%, 8/20/30	6,253
2,922	Government National Mortgage Association II,
	7.5%, 12/20/30	3,517
6	Government National Mortgage Association II,
	8.0%, 5/20/25	6
359	Government National Mortgage Association II,
	9.0%, 3/20/22	360
1,117	Government National Mortgage Association II,
	9.0%, 11/20/24	1,122
200,000,000(f)	U.S. Treasury Bills, 7/1/21	200,000,000
140,000,000(f)	U.S. Treasury Bills, 7/15/21	139,997,686
150,000,000(f)	U.S. Treasury Bills, 7/27/21	149,995,666
135,000,000(f)	U.S. Treasury Bills, 8/3/21	134,994,258

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 77

Schedule of Investments | 6/30/21 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
205,476,400(f)	U.S. Treasury Bills, 8/5/21	$ 205,467,610
150,000,000(f)	U.S. Treasury Bills, 8/12/21	149,990,812
94,523,600(f)	U.S. Treasury Bills, 8/17/21	94,517,923
150,000,000(f)	U.S. Treasury Bills, 8/26/21	149,990,083
58,111,453	U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	63,945,298
18,024,320	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	20,435,073
34,354,740	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48	45,878,787
54,289,267	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	73,198,614
44,400,000	U.S. Treasury Notes, 0.125%, 10/31/22	44,379,187
31,428,700	U.S. Treasury Notes, 0.625%, 8/15/30	29,303,580
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $2,906,669,626)	$ 2,952,044,769
	TEMPORARY CASH INVESTMENTS — 0.4%
	of Net Assets
	REPURCHASE AGREEMENTS — 0.4%
5,390,000	$5,390,000 RBC Capital Markets LLC, 0.1%, dated
	06/30/21 plus accrued interest on 7/1/21
	collateralized by following:
	$4,514,883 Freddie Mac Giant, 2-2.5%, 11/1/50-5/1/51.
	$982,925 Federal National Mortgage Association,
	2.2%, 4/1/35.	$ 5,390,000
5,390,000	$5,390,000 ScotiaBank, 0.1%, dated 06/30/2021
	plus accrued interest on 7/1/21 collateralized
	by the following:
	$565 Freddie Mac Giant 2.5%, 8/1/47
	$83,110 Federal National Mortgage Association, 4%, 1/1/41
	$5,414,146 U.S. Treasury Bills, 0.0%, 7/8/21.	5,390,000
6,695,000	$6,695,000 TD Securities USA LLC, 0.1%, dated 6/30/21
	plus accrued interest on 7/1/21 collateralized by
	$6,829,010 Federal Agricultural Mortgage Corporation,
	0.2%, 2/12/24.	6,695,000
6,695,000	$6,695,000 TD Securities USA LLC, 0.1%, dated 6/30/21
	plus accrued interest on 7/1/21 collateralized by
	$6,828,910 U.S. Treasury Bond, 1.9%, 2/15/41.	6,695,000
		$ 24,170,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $24,170,000)	$ 24,170,000
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 118.9%
	(Cost $6,780,711,457)	$ 6,968,079,104
	OTHER ASSETS AND LIABILITIES — (18.9)%	$(1,110,197,424)
	NET ASSETS — 100.0%	$ 5,857,881,680

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

The accompanying notes are an integral part of these financial statements.
78 Pioneer Bond Fund | Annual Report | 6/30/21

FRESB	Freddie Mac Multifamily Small Balance Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2021, the value of these securities amounted to
$2,612,493,201, or 44.6% of net assets.
(TBA)	“To Be Announced” Securities.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at
June 30, 2021.
+	Security that used significant unobservable inputs to determine its value.
(a)	Security is perpetual in nature and has no stated maturity date.
(b)	Floating rate note. Coupon rate, reference index and spread shown at June 30, 2021.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at June 30, 2021.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at June 30, 2021.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Issued as participation notes.
(h)	Non-income producing security.
(i)	Issued as preference shares.
(j)	Consists of Revenue Bonds unless otherwise indicated.
(k)	This term loan will settle after June 30, 2021, at which time the interest rate will be determined.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Ailsa Re 2019	6/4/2019	$ 2,500,000	$ 2,673,058
Alturas Re 2019-2	12/19/2018	34,018	46,710
Alturas Re 2019-2	12/20/2018	2,200	5,991
Alturas Re 2019-3	6/26/2019	24,550	19,876
Alturas Re 2020-1A	12/27/2019	285,668	115,638
Alturas Re 2020-1B	1/1/2020	363,577	147,176
Alturas Re 2020-2	1/1/2020	540,698	649,919
Alturas Re 2020-3	8/3/2020	225,450	228,223
Alturas Re 2021-2	2/16/2021	3,959,302	3,961,678
Ballybunion Re	12/31/2019	8,021,543	8,360,445

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 79

Schedule of Investments | 6/30/21 (continued)

Restricted Securities	Acquisition date	Cost	Value
Ballybunion Re 2020-3	1/21/2021	$ 2,254,957	$ 2,326,597
Bantry Re 2016	2/6/2019	161,200	161,200
Bantry Re 2017	2/6/2019	87,696	87,662
Bantry Re 2018	2/6/2019	22,757	22,800
Bantry Re 2019	2/1/2019	—	169,818
Bantry Re 2020	2/4/2020	265,461	698,362
Bantry Re 2021	1/11/2021	5,000,000	5,338,700
Berwick Re 2018-1	1/10/2018	1,680,676	979,295
Berwick Re 2019-1	12/31/2018	870,105	870,167
Berwick Re 2020-1	9/24/2020	—	300
Berwick Re 2021-1	12/28/2020	4,000,000	4,321,718
Bowline Re	5/10/2018	2,000,000	2,009,400
Caelus Re V	4/27/2017	100,000	50,000
Carnoustie Re 2017	1/3/2017	1,069,907	593,100
Carnoustie Re 2020	7/16/2020	91,015	271,200
Carnoustie Re 2021	1/25/2021	1,853,719	1,917,248
Castle Stuart Re 2018	12/20/2017	272,877	11,310
Cedar Re 2020	7/31/2020	—	97,545
Denning Re	11/9/2020	2,937,355	3,024,808
Dingle Re 2019	3/4/2019	—	12,315
Dingle Re 2020	2/13/2020	698,625	775,869
Eden Re II	1/22/2019	6,926	311,238
Eden Re II	12/14/2018	1,728	32,172
Eden Re II	12/23/2019	640,000	694,336
Eden Re II	1/23/2018	4,295	51,306
Eden Re II	12/16/2019	210,000	222,537
Eden Re II	12/15/2017	7,470	32,328
Eden Re II, Series B	1/25/2021	7,500,000	7,335,750
FloodSmart Re	4/10/2019	250,000	243,400
FloodSmart Re, Ltd.	2/9/2021	759,375	743,475
FloodSmart Re,Ltd.	2/16/2021	1,250,000	1,240,000
Formby Re 2018	7/9/2018	165,490	208,790
Gleneagles Re 2018	12/27/2017	80,273	118,300
Gleneagles Re 2019	12/31/2018	—	19,818
Gleneagles Re 2020	6/16/2020	62,160	177,250
Gleneagles Re 2021	1/13/2021	1,250,000	1,310,177
Gullane Re 2018	3/26/2018	218,740	361,093
Gullane Re 2021	1/13/2021	6,000,000	6,394,297
Harambee Re 2018	12/19/2017	100,817	5,600
Harambee Re 2019	12/20/2018	—	25,500
Harambee Re 2020	2/27/2020	105,737	256,800
Herbie Re	10/19/2020	500,000	523,950
International Bank for Reconstruction &
Development	2/28/2020	250,000	253,600
Limestone Re	6/20/2018	1,101	99,165
Limestone Re 2016-1	12/15/2016	6,765	4,612
Limestone Re 2016-1	12/15/2016	2,310	1,575
Limestone Re 2018	6/20/2018	2,000	—
Limestone Re 2019	12/15/2016	11,622	—
Limestone Re 2020-1	12/27/2019	167,779	331,144
Limestone Re 2020-1	12/15/2016	56,714	111,936
Limestone Re 2020-2	6/20/2018	1,333,000	1,456,302
Lion Rock Re 2019	12/17/2018	—	2,650
Lion Rock Re 2020	3/27/2020	—	—
Lion Rock Re 2021	3/1/2021	500,000	564,500
Lorenz Re 2018	6/26/2018	1,073,350	25,500

The accompanying notes are an integral part of these financial statements.
80 Pioneer Bond Fund | Annual Report | 6/30/21

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	6/26/2019	$ 949,681	$ 328,352
Lorenz Re 2020	8/11/2020	2,480,490	2,498,102
Lorenz Re 2020	8/12/2020	2,019,510	2,033,849
Matterhorn Re	1/29/2020	1,247,394	1,218,500
Merion Re 2018-2	12/28/2017	288,065	1,158,500
Merion Re 2021-1	1/8/2021	216,019	229,191
Merion Re 2021-2	12/28/2020	9,000,000	9,336,489
Oakmont Re 2017	5/10/2017	—	29,400
Oakmont Re 2020	12/3/2020	1,709,677	2,018,848
Old Head Re 2021	1/11/2021	303,709	352,451
Pangaea Re 2016-2	5/31/2016	—	5,350
Pangaea Re 2018-1	12/26/2017	543,427	80,007
Pangaea Re 2018-3	5/31/2018	1,565,597	134,832
Pangaea Re 2019-1	1/9/2019	42,174	83,704
Pangaea Re 2019-3	7/25/2019	143,386	171,924
Pangaea Re 2020-1	1/21/2020	—	84,354
Pangaea Re 2020-1	1/19/2021	5,000,000	5,211,804
Pangaea Re 2020-3	9/2/2020	5,000,000	5,499,678
Phoenix One Re	12/21/2020	1,250,000	1,271,625
Pine Valley Re 2021	12/30/2020	938,692	964,840
Port Royal Re 2019	5/20/2019	1,841,312	2,058,200
Resilience Re	4/13/2017	11,762	—
Sector Re V	1/1/2020	99,999	270,501
Sector Re V	12/4/2018	426,885	264,023
Sector Re V	4/29/2020	959	197,044
Sector Re V	4/29/2020	3,490	87,627
Sector Re V	12/4/2020	1,500,000	1,533,635
Sector Re V	12/21/2020	2,699,987	2,760,530
Sector Re V, Ltd.	4/24/2020	533	109,514
Sector Re V, Series 8, Class D	12/14/2018	87,872	56,851
Sector Re V, Series 9, Class A	4/23/2019	600,000	371,246
Sector Re V, Series 9, Class C	12/4/2019	200,000	541,008
Sector Re V, Series 9, Class G	5/1/2019	1,914	32,873
Seminole Re 2018	1/2/2018	4,931	14,019
St. Andrews Re 2017-4	3/31/2017	—	171,018
Sussex Re 2020-1	1/21/2020	—	181,568
Sussex Re 2021-1	1/26/2021	1,250,000	1,246,250
Thopas Re 2018	12/12/2017	65,404	2,500
Thopas Re 2019	12/21/2018	113,674	135,300
Thopas Re 2020	12/30/2019	—	51,600
Thopas Re 2021	12/30/2020	7,000,000	7,233,100
Versutus Re 2018	1/31/2018	1,319	—
Versutus Re 2019-A	1/28/2019	—	45,186
Versutus Re 2019-B	12/24/2018	—	42,332
Viribus Re 2018	12/22/2017	78,899	—
Viribus Re 2019	12/27/2018	—	152,205
Viribus Re 2020	3/12/2020	421,904	30,633
Viribus Re 2021	2/1/2021	3,717,666	3,743,318
Vitality Re X	2/3/2020	2,498,483	2,451,300
Vitality Re XI	1/31/2020	994,496	975,000
Walton Health Re 2018	6/25/2018	364,726	173,816
Walton Health Re 2019	7/18/2019	215,947	294,118

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 81

Schedule of Investments | 6/30/21 (continued)

Restricted Securities	Acquisition date	Cost	Value
Woburn Re 2018	3/20/2018	$ 574,482	$ 119,152
Woburn Re 2019	1/30/2019	1,299,830	1,472,424
Total Restricted Securities			$122,636,920
% of Net assets			2.1%

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Notional		Appreciation
Long	Description	Date	Amount	Market Value	(Depreciation)
1,062	U.S. 2 Year	9/30/21	$ 234,341,742	$ 233,980,171	$ (361,571)
	Note (CBT)
4,128	U.S. 5 Year	9/30/21	510,699,516	509,517,752	(1,181,764)
	Note (CBT)
1,291	U.S. Ultra	9/21/21	239,130,602	248,759,563	9,628,961
	Bond (CBT)
			$ 984,171,860	$ 992,257,486	$ 8,085,626

Number of
Contracts		Expiration	Notional		Unrealized
Short	Description	Date	Amount	Market Value	(Depreciation)
1,987	U.S. 10 Year
	Note (CBT)	9/21/21	$ (261,910,344)	$ (263,277,500)	$(1,367,156)
2,045	U.S. 10 Year
	Ultra	9/21/21	(296,179,929)	(301,030,390)	(4,850,461)
37	U.S. Long
	Bond (CBT)	9/21/21	(5,772,000)	(5,947,750)	(175,750)
			$ (563,862,273)	$ (570,255,640)	$(6,393,367)
TOTAL FUTURES CONTRACTS			$ 420,309,587	$ 422,001,846	$ 1,692,259

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT – BUY PROTECTION
Notional	Reference	Pay/	Annual Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Received)	(Depreciation)	Value
79,790,000	Markit CDX North
	America High Yield
	Series 34	Receive	5.00%	6/20/26	$(7,857,178)	$(344,339)	$(8,201,517)
TOTAL CENTRALLY CLEARED CREDIT
DEFAULT SWAP CONTRACT – BUY PROTECTION					$(7,857,178)	$(344,339)	$(8,201,517)
TOTAL SWAP CONTRACT					$(7,857,178)	$(344,339)	$(8,201,517)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives Quarterly.

The accompanying notes are an integral part of these financial statements.
82 Pioneer Bond Fund | Annual Report | 6/30/21

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 644,406,109	$ 850,837,706
Other Long-Term Securities	$2,330,303,699	$3,065,220,394

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended June 30, 2021, the Fund engaged in purchases of $109,488 and sales of $20,520,365 pursuant to these procedures, which resulted in a net realized gain/(loss) of $252,474.
At June 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $6,787,191,247 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$230,299,169

Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(55,920,570)

Net unrealized appreciation	$174,378,599

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 83

Schedule of Investments | 6/30/21 (continued)
The following is a summary of the inputs used as of June 30, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stock	$103,941	$—	$—	$103,941
Convertible Preferred Stock	79,892,515	—	—	79,892,515
Asset Backed Securities	—	685,617,665	—	685,617,665
Collateralized Mortgage
Obligations	—	1,003,693,330	—	1,003,693,330

Commercial Mortgage-Backed
Securities	—	366,638,060	—	366,638,060
Corporate Bonds	—	1,694,732,232	—	1,694,732,232
Foreign Government Bond	—	14,401,534	—	14,401,534
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Massachusetts	—	—	3,024,808	3,024,808
Multiperil - U.S.	—	—	13,533,426	13,533,426
Multiperil - U.S. Regional	—	—	2,673,058	2,673,058
Multiperil - Worldwide	—	—	4,033,169	4,033,169
Windstorm - Florida	—	—	306,335	306,335
Windstorm - U.S. Regional	—	—	2,048,248	2,048,248
Reinsurance Sidecars
Multiperil - U.S.	—	—	3,080,758	3,080,758
Multiperil - Worldwide	—	—	84,228,493	84,228,493
All Other Insurance-Linked
Securities	—	9,708,625	—	9,708,625
Municipal Bond	—	2,545,127	—	2,545,127
Senior Secured Floating Rate
Loan Interests	—	21,603,011	—	21,603,011
U.S. Government and
Agency Obligations	—	2,952,044,769	—	2,952,044,769
Repurchase Agreements	—	24,170,000	—	24,170,000
Total Investments
in Securities	$79,996,456	$6,775,154,353	$112,928,295	$6,968,079,104
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$1,692,259	$—	$—	$1,692,259
Swap contracts, at value	—	(8,201,517)	—	(8,201,517)
Total Other
Financial Instruments	$1,692,259	$(8,201,517)	$—	$(6,509,258)

The accompanying notes are an integral part of these financial statements.
84 Pioneer Bond Fund | Annual Report | 6/30/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 6/30/20	$125,880,061
Realized gain (loss)(1)	(687,246)
Changed in unrealized appreciation (depreciation)(2)	2,131,968
Accrued discounts/premiums	63,072
Purchases	89,541,634
Sales	(104,001,194)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 6/30/21	$112,928,295

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. For the year ended June 30, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at June 30, 2021: $3,031,266
The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 85

Statement of Assets and Liabilities | 6/30/21
ASSETS:
Investments in unaffiliated issuers, at value (cost $6,780,711,457)	$6,968,079,104
Cash	52,810,532
Foreign currencies, at value (cost $3,135,730)	3,031,948
Futures collateral	1,741,389
Swaps collateral	4,232,809
Due from broker for futures	6,961,043
Due from broker for swaps	8,252,431
Variation margin for futures contracts	253,611
Net unrealized appreciation on futures contracts	1,692,259
Receivables —
Investment securities sold	207,823,665
Fund shares sold	15,118,982
Interest	25,010,859
Other assets	57,158
Total assets	$7,295,065,790
LIABILITIES:
Payables —
Investment securities purchased	$1,415,217,334
Fund shares repurchased	10,246,542
Distributions	1,586,203
Trustees’ fees	7,666
Variation margin for centrally cleared swap contracts	14,581
Swap contracts, at value (net premiums received $7,857,178)	8,201,517
Due to affiliates	280,525
Accrued expenses	1,629,742
Total liabilities	$1,437,184,110
NET ASSETS:
Paid-in capital	$5,604,231,151
Distributable earnings	253,650,529
Net assets	$5,857,881,680
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $831,594,918/82,019,880 shares)	$10.14
Class C (based on $35,294,813/3,519,604 shares)	$10.03
Class K (based on $1,983,399,487/195,705,483 shares)	$10.13
Class R (based on $212,126,708/20,735,466 shares)	$10.23
Class Y (based on $2,795,465,754/278,354,721 shares)	$10.04
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.14 net asset value per share/100%-4.50%
maximum sales charge)	$10.62

The accompanying notes are an integral part of these financial statements.
86 Pioneer Bond Fund | Annual Report | 6/30/21

Statement of Operations
FOR THE YEAR ENDED 6/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$171,043,095
Dividends from unaffiliated issuers	9,341,117
Total investment income		$180,384,212
EXPENSES:
Management fees	$16,424,806
Administrative expense	1,532,753
Transfer agent fees
Class A	1,972,065
Class C	37,773
Class K	9,447
Class R	481,152
Class Y	3,118,804
Distribution fees
Class A	2,251,700
Class C	465,760
Class R	1,007,920
Shareowner communications expense	256,810
Custodian fees	242,378
Registration fees	189,059
Professional fees	364,770
Printing expense	127,156
Pricing fees	223,046
Trustees’ fees	316,816
Insurance expense	15,576
Miscellaneous	285,208
Total expenses		$29,322,999
Net investment income		$151,061,213
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$184,385,589
Short sales	1,645,126
Futures contracts	(2,596,757)
Swap contracts	(3,625,908)
Other assets and liabilities denominated in
foreign currencies	226,710	$180,034,760
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$40,640,716
Futures contracts	4,932,373
Swap contracts	346,775
Other assets and liabilities denominated in
foreign currencies	(97,680)	$45,822,184
Net realized and unrealized gain (loss) on investments		$225,856,944
Net increase in net assets resulting from operations		$376,918,157

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 87

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/21	6/30/20
FROM OPERATIONS:
Net investment income (loss)	$151,061,213	$171,716,097
Net realized gain (loss) on investments	180,034,760	73,398,398
Change in net unrealized appreciation (depreciation)
on investments	45,822,184	27,628,053
Net increase in net assets resulting from operations	$376,918,157	$272,742,548
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.45 and $0.29 per share, respectively)	$(40,455,616)	$(28,975,607)
Class C ($0.39 and $0.23 per share, respectively)	(1,898,838)	(1,426,447)
Class K ($0.50 and $0.34 per share, respectively)	(95,007,203)	(50,627,893)
Class R ($0.43 and $0.27 per share, respectively)	(8,452,428)	(5,307,852)
Class Y ($0.49 and $0.33 per share, respectively)	(136,183,899)	(108,795,291)
Total distributions to shareowners	$(281,997,984)	$(195,133,090)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,863,845,956	$2,780,827,993
Reinvestment of distributions	239,263,665	163,438,445
Cost of shares repurchased	(2,316,988,069)	(2,613,398,210)
Net increase (decrease) in net assets resulting from
Fund share transactions	$(213,878,448)	$330,868,228
Net increase (decrease) in net assets	$(118,958,275)	$408,477,686
NET ASSETS:
Beginning of year	$5,976,839,955	$5,568,362,269
End of year	$5,857,881,680	$5,976,839,955

The accompanying notes are an integral part of these financial statements.
88 Pioneer Bond Fund | Annual Report | 6/30/21

	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/21	6/30/21	6/30/20	6/30/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	24,788,446	$251,589,494	34,453,803	$338,973,168
Reinvestment of
distributions	3,042,384	30,881,683	2,127,543	20,938,829
Less shares repurchased	(42,016,210)	(426,624,016)	(40,472,927)	(393,857,571)
Net decrease	(14,185,380)	$(144,152,839)	(3,891,581)	$(33,945,574)
Class C
Shares sold	1,152,401	$11,587,167	1,996,732	$19,406,186
Reinvestment of
distributions	173,791	1,745,314	112,645	1,096,894
Less shares repurchased	(3,784,019)	(37,960,275)	(2,579,843)	(24,910,537)
Net decrease	(2,457,827)	$(24,627,794)	(470,466)	$(4,407,457)
Class K
Shares sold	68,751,584	$696,010,514	106,555,145	$1,037,516,414
Reinvestment of
distributions	7,976,053	80,906,765	4,127,539	40,585,237
Less shares repurchased	(73,297,035)	(742,978,320)	(48,593,281)	(468,632,844)
Net increase	3,430,602	$33,938,959	62,089,403	$609,468,807
Class R
Shares sold	3,952,351	$40,359,908	3,572,364	$35,493,689
Reinvestment of
distributions	822,200	8,422,204	525,926	5,223,629
Less shares repurchased	(3,034,420)	(31,058,255)	(5,191,358)	(51,042,756)
Net increase (decrease)	1,740,131	$17,723,857	(1,093,068)	$(10,325,438)
Class Y
Shares sold	86,070,510	$864,298,873	138,403,623	$1,349,438,536
Reinvestment of
distributions	11,667,498	117,307,699	9,804,550	95,593,856
Less shares repurchased	(107,311,880)	(1,078,367,203)	(175,101,360)	(1,674,954,502)
Net decrease	(9,573,872)	$(96,760,631)	(26,893,187)	$(229,922,110)

The accompanying notes are an integral part of these financial statements.
Pioneer Bond Fund | Annual Report | 6/30/21 89

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class A
Net asset value, beginning of period	$9.98	$9.79	$9.45	$9.71	$9.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.23	$0.25	$0.27	$0.26	$0.25
Net realized and unrealized gain (loss) on investments	0.38	0.23	0.37	(0.24)	(0.01)
Net increase (decrease) from investment operations	$0.61	$0.48	$0.64	$0.02	$0.24
Distributions to shareowners:
Net investment income	$(0.27)	$(0.29)	$(0.30)	$(0.28)	$(0.29)
Net realized gain	(0.18)	—	—	—	—
Total distributions	$(0.45)	$(0.29)	$(0.30)	$(0.28)	$(0.29)
Net increase (decrease) in net asset value	$0.16	$0.19	$0.34	$(0.26)	$(0.05)
Net asset value, end of period	$10.14	$9.98	$9.79	$9.45	$9.71
Total return (b)	6.26%	5.01%	6.93%	0.14%	2.48%
Ratio of net expenses to average net assets	0.82%	0.82%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	2.26%	2.58%	2.88%	2.71%	2.60%
Portfolio turnover rate	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$831,595	$960,460	$979,874	$1,081,121	$1,156,940
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.82%	0.82%	0.87%	0.96%	0.99%
Net investment income (loss) to average net assets	2.26%	2.58%	2.86%	2.60%	2.46%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.
90 Pioneer Bond Fund | Annual Report | 6/30/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class C
Net asset value, beginning of period	$9.87	$9.68	$9.35	$9.60	$9.66
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.17	$0.19	$0.21	$0.19	$0.18
Net realized and unrealized gain (loss) on investments	0.38	0.23	0.35	(0.24)	(0.03)
Net increase (decrease) from investment operations	$0.55	$0.42	$0.56	$(0.05)	$0.15
Distributions to shareowners:
Net investment income	$(0.21)	$(0.23)	$(0.23)	$(0.20)	$(0.21)
Net realized gain	(0.18)	—	—	—	—
Total distributions	$(0.39)	$(0.23)	$(0.23)	$(0.20)	$(0.21)
Net increase (decrease) in net asset value	$0.16	$0.19	$0.33	$(0.25)	$(0.06)
Net asset value, end of period	$10.03	$9.87	$9.68	$9.35	$9.60
Total return (b)	5.63%	4.38%	6.10%	(0.52)%	1.62%
Ratio of net expenses to average net assets	1.43%	1.45%	1.52%	1.60%	1.59%
Ratio of net investment income (loss) to average net assets	1.65%	1.96%	2.21%	1.96%	1.84%
Portfolio turnover rate	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$35,295	$59,026	$62,447	$79,308	$96,547

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

Pioneer Bond Fund | Annual Report | 6/30/21 91
The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class K
Net asset value, beginning of period	$9.98	$9.78	$9.45	$9.71	$9.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.28	$0.30	$0.32	$0.30	$0.29
Net realized and unrealized gain (loss) on investments	0.37	0.24	0.35	(0.25)	(0.01)
Net increase (decrease) from investment operations	$0.65	$0.54	$0.67	$0.05	$0.28
Distributions to shareowners:
Net investment income	$(0.32)	$(0.34)	$(0.34)	$(0.31)	$(0.33)
Net realized gain	(0.18)	—	—	—	—
Total distributions	$(0.50)	$(0.34)	$(0.34)	$(0.31)	$(0.33)
Net increase (decrease) in net asset value	$0.15	$0.20	$0.33	$(0.26)	$(0.05)
Net asset value, end of period	$10.13	$9.98	$9.78	$9.45	$9.71
Total return (b)	6.66%	5.65%	7.28%	0.54%	2.87%
Ratio of net expenses to average net assets	0.34%	0.34%	0.37%	0.46%	0.47%
Ratio of net investment income (loss) to average net assets	2.73%	3.08%	3.37%	3.11%	3.01%
Portfolio turnover rate	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$1,983,399	$1,918,556	$1,273,821	$939,272	$726,063

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
92 Pioneer Bond Fund | Annual Report | 6/30/21

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class R
Net asset value, beginning of period	$10.07	$9.88	$9.54	$9.80	$9.85
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20	$0.23	$0.25	$0.24	$0.23
Net realized and unrealized gain (loss) on investments	0.39	0.23	0.37	(0.25)	(0.01)
Net increase (decrease) from investment operations	$0.59	$0.46	$0.62	$(0.01)	$0.22
Distributions to shareowners:
Net investment income	$(0.25)	$(0.27)	$(0.28)	$(0.25)	$(0.27)
Net realized gain	(0.18)	—	—	—	—
Total distributions	$(0.43)	$(0.27)	$(0.28)	$(0.25)	$(0.27)
Net increase (decrease) in net asset value	$0.16	$0.19	$0.34	$(0.26)	$(0.05)
Net asset value, end of period	$10.23	$10.07	$9.88	$9.54	$9.80
Total return (b)	5.97%	4.76%	6.62%	(0.08)%	2.23%
Ratio of net expenses to average net assets	1.08%	1.08%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	1.99%	2.33%	2.64%	2.46%	2.35%
Portfolio turnover rate	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$212,127	$191,311	$198,457	$179,729	$178,770
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.08%	1.08%	1.12%	1.21%	1.24%
Net investment income (loss) to average net assets	1.99%	2.33%	2.62%	2.35%	2.21%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value.

Pioneer Bond Fund | Annual Report | 6/30/21 93
The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Class Y
Net asset value, beginning of period	$9.89	$9.70	$9.36	$9.62	$9.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.26	$0.29	$0.31	$0.28	$0.28
Net realized and unrealized gain (loss) on investments	0.38	0.23	0.36	(0.24)	(0.02)
Net increase (decrease) from investment operations	$0.64	$0.52	$0.67	$0.04	$0.26
Distributions to shareowners:
Net investment income	$(0.31)	$(0.33)	$(0.33)	$(0.30)	$(0.31)
Net realized gain	(0.18)	—	—	—	—
Total distributions	$(0.49)	$(0.33)	$(0.33)	$(0.30)	$(0.31)
Net increase (decrease) in net asset value	$0.15	$0.19	$0.34	$(0.26)	$(0.05)
Net asset value, end of period	$10.04	$9.89	$9.70	$9.36	$9.62
Total return (b)	6.58%	5.44%	7.30%	0.40%	2.76%
Ratio of net expenses to average net assets	0.45%	0.45%	0.49%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	2.62%	2.96%	3.26%	2.98%	2.87%
Portfolio turnover rate	59%	71%	52%	45%	44%
Net assets, end of period (in thousands)	$2,795,466	$2,847,487	$3,053,763	$2,708,766	$2,558,262
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.45%	0.45%	0.49%	0.58%	0.59%
Net investment income (loss) to average net assets	2.62%	2.96%	3.26%	2.98%	2.86%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.
94 Pioneer Bond Fund | Annual Report | 6/30/21

Notes to Financial Statements | 6/30/21
1. Organization and Significant Accounting Policies
Pioneer Bond Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended June 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between
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levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
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When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
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Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At June 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
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Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial
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statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At June 30, 2021, the Fund reclassified $2,161,313 to increase distributable earnings and $2,161,313 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020, were as follows:
	2021	2020
Distributions paid from:
Ordinary income	$215,050,752	$195,133,090
Long-term capital gain	66,947,232	—
Total	$281,997,984	$195,133,090

The following shows the components of distributable earnings (losses) on a federal income tax basis at June 30, 2021:
2021
Distributable earnings:
Undistributed ordinary income	$16,612,034
Undistributed long term capital gain	64,349,880
Current year dividends payable	(1,586,203)
Net unrealized appreciation	174,274,818
Total	$253,650,529

The difference between book basis and tax basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, swaps, the tax treatment of premium and amortization and the mark to market of futures contracts.
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E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $37,633 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2021.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject
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the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and
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instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
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Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2021 are listed in the Schedule of Investments.
I.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented
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business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.   Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at June 30, 2021, are disclosed in the Schedule of Investments.
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K.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended June 30, 2021, was $304,016,104. Open futures contracts outstanding at June 30, 2021, are listed in the Schedule of Investments.
L.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In
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return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and
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Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at June 30, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the year ended June 30, 2021, was $(4,751,103). Open credit default swap contracts at June 30, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.40% of the Fund’s average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund’s average daily net assets, 0.30% of the next $1 billion of the Fund’s average daily net assets, 0.25% of the next $8 billion of the Fund’s average daily net assets, and 0.225% of the Fund’s average daily net assets over $10 billion. The fee is accrued daily and paid monthly. For the year ended June 30, 2021, the effective management fee was equivalent to 0.28% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 0.85%, 1.10% and 0.50% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. These expense limitations are in effect through November 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended June 30, 2021 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $232,883 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended June 30, 2021, the Fund paid $316,816 in Trustees’ compensation, which is reflected
108 Pioneer Bond Fund | Annual Report | 6/30/21

on the Statement of Operations as Trustees’ fees. At June 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $7,666.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended June 30, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$103,647
Class C	7,227
Class K	50,799
Class R	3,899
Class Y	91,238
Total	$256,810

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $47,642 in distribution fees payable to the Distributor at June 30, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to
Pioneer Bond Fund | Annual Report | 6/30/21 109

provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended June 30, 2021, CDSCs in the amount of $7,295 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended June 30, 2021, the Fund had no borrowings under the credit facility.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
110 Pioneer Bond Fund | Annual Report | 6/30/21

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2021, was as follows:
			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Net unrealized
appreciation on
futures contracts	$1,692,259	$—	$—	$—	$—
Total Value	$1,692,259	$—	$—	$—	$—
Liabilities:
Swap contracts, at value	$—	$8,201,517	$—	$—	$—
Total Value	$—	$8,201,517	$—	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2021, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Futures contracts	$(2,596,757)	$—	$—	$—	$—
Swap contracts	—	(3,625,908)	—	—	—
Total Value	$(2,596,757)	$(3,625,908)	$—	$—	$—
Change in net
unrealized appreciation
(depreciation) on:
Futures contracts	$4,932,373	$—	$—	$—	$—
Swap contracts	—	346,775	—	—	—
Total Value	$4,932,373	$346,775	$—	$—	$—

Pioneer Bond Fund | Annual Report | 6/30/21 111

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Pioneer Bond Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the “Fund”), including the schedule of investments, as of June 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
112 Pioneer Bond Fund | Annual Report | 6/30/21

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
August 26, 2021
Pioneer Bond Fund | Annual Report | 6/30/21 113

ADDITIONAL INFORMATION (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 63.70%.

114 Pioneer Bond Fund | Annual Report | 6/30/21

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
Pioneer Bond Fund | Annual Report | 6/30/21 115

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

116 Pioneer Bond Fund | Annual Report | 6/30/21

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Bond Fund | Annual Report | 6/30/21 117

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During At Least	Other Directorships Held by Trustee
Held With the Fund	Length of Service	The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected	products for securities lending industry); and Senior Executive Vice	communications and securities
	or earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner,	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Jr. (70)	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected		community newspaper group)
	or removal.		(2015-present)
Diane Durnin (64)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	or earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

118 Pioneer Bond Fund | Annual Report | 6/30/21

Independent Trustees (continued)

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (76)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected		Institutional Funds Master Portfolio
	or earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (58)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	or earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive Officer,	MasterShares ETF (2016 – 2017);
		HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access esources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

Pioneer Bond Fund | Annual Report | 6/30/21 119

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by TrusteeDuring At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee	pension funds) (2001 – present); Vice President – International
	from 2014 - 2017).	Investments Group, American International Group, Inc. (insurance company)
	Serves until a successor	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	trustee is elected	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	or earlier retirement	Management Group, Federal Farm Funding Corporation (government-
	or removal.	sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); and
Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 1996.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company) (2004 –
	or earlier retirement	Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (74)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected	investment company services) (1969 – 2012); Director, BNY International
	or earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon
	or removal.	Overseas Investment Corp. (financial services) (2009 – 2012); Director,
Financial Models (technology) (2005-2007); Director, BNY Hamilton
Funds, Ireland (offshore investment companies) (2004-2007); Chairman/
Director, AIB/BNY Securities Services, Ltd., Ireland (financial services)
(1999-2006); and Chairman, BNY Alternative Investment Services, Inc.
(financial services) (2005-2007)

120 Pioneer Bond Fund | Annual Report | 6/30/21

Interested Trustees

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (59)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	None
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm)
(2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); and Director of Amundi Holdings US,
Inc. (since 2017)
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Bond Fund | Annual Report | 6/30/21 121

Fund Officers

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (56)	Since 2010. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (58)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (57)	Since 2021. Serves at	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2000. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020
Michael Melnick (50)	Since July 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director
	the Board	of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 to 2001

122 Pioneer Bond Fund | Annual Report | 6/30/21

Fund Officers (continued)

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
John Malone (50)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (50)	Since 2006. Serves at	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	the discretion of	Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

Pioneer Bond Fund | Annual Report | 6/30/21 123

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124 Pioneer Bond Fund | Annual Report | 6/30/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts, new accounts, prospectuses, applications and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19398-15-0821

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $67,200 payable to Ernst & Young LLP for the year ended June 30, 2021 and $60,000 for the year ended June 30, 2020.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2021 or 2020.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $22,504 and $17,197 during the fiscal years ended June 30, 2021 and 2020, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2021 or 2020.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.  For the years ended June 30 2021 and 2020, there were no services provided to an affiliate that required the Fund’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $22,504 and $17,197 during the fiscal years ended June 30, 2021 and 2020, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Bond Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date September 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date September 1, 2021

* Print the name and title of each signing officer under his or her signature.